1933 Act Registration No. 33-82054

1940 Act Registration No. 811-8660

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 22

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 23

Thrivent Variable Annuity Account A

(Exact name of registrant as specified in charter)

Thrivent Financial for Lutherans

(Name of Depositor)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (920) 628-2347

Cynthia K. Mueller

Thrivent Financial for Lutherans

4321 NORTH BALLARD ROAD

APPLETON, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on April 30, 2014 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on April 30th, 2014 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

THRIVENT VARIABLE ANNUITY ACCOUNT A

PROSPECTUS

FOR

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com
Facsimile: 800-225-2264

This Prospectus describes the individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, you may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account A (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc., which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Growth and Income Plus Portfolio

Thrivent Balanced Income Plus Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Opportunity Income Plus Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, Dupont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC.,

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent High Yield Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account, is contained in a Statement of Additional Information (“SAI”) dated April 30, 2014. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 41 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference.

The date of this Prospectus is April 30, 2014.

DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account at any time prior to the Annuity Commencement Date.

Annuitant. The person on whose life or life expectancy the Contract is based. We cannot change the Annuitant except in instances as described in Death of an Owner/Payee after the Annuity Commencement Date.

Annuity Commencement Date. The date on which the Annuity Proceeds are applied to an annuity payment option for the benefit of the payee. This is also known as the maturity date.

Annuity Proceeds. The Cash Surrender Value on the Annuity Commencement Date.

Cash Surrender Value. Accumulated Value less any applicable charges or deductions.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The Contract between you and us providing the individual flexible premium deferred variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of our general account, which includes all of our assets other than those in any separate account of ours.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying Prospectus.

Issue Date. The effective date of the Contract, generally the date on which you sign the application.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Minimum Death Proceeds Value. The highest Accumulated Value of the Contract at issue or on any Contract anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A, or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account A, which is a separate account of ours. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	7.00%[1]

Transfer Charge (after 12 free transfers per Contract Year)	$10.00[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee	$25.00[3]

Annual Subaccount Expenses[4] (as a percentage of average daily Accumulated Value or Annuity Unit Value)

Mortality & Expense Risk Charge	1.25%

Total Subaccount Annual Expenses	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2012, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Portfolio Operating Expenses[5]
	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.40%	1.54%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

See Charges and Deductions in this prospectus for a discussion of these other charges.

Example

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$819	$1,017	$1,215	$1,955
Maximum Portfolio Expenses:	$926	$1,346	$1,775	$3,119
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$819	$1,017	$1,215	$1,955
Maximum Portfolio Expenses:	$926	$1,346	$1,775	$3,119
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$168	$520	$897	$1,955
Maximum Portfolio Expenses:	$282	$865	$1,474	$3,119

For more information, see Charges and Deductions in this prospectus and the prospectus for the Fund.

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The surrender charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years eight and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in “Waiver of Withdrawal and Surrender Charges.”

2 You are allowed 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge.

3 If your net premiums in the Contract exceed $1,500, we will waive the Contract maintenance charge. Net premiums are the sum of all premiums less withdrawals.

4 A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95%.

5 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.23% to 1.40%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definition of terms which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premium allocations to the Fixed Account will accumulate at an effective annual interest rate of at least 3.5%.

Optional Investment Programs. We offer optional Dollar Cost Averaging and Asset Rebalancing Programs. See “The Accumulation Phase—Dollar Cost Averaging” and “The Accumulation Phase—Asset Rebalancing.”

Surrenders. If you request a surrender on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge or maintenance charge.

Transfers. You may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. You may request 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge. We will not transfer any amount less than $50 into any single Subaccount.

Death Benefits. The Contract offers a Death Benefit if the Annuitant dies before the Annuity Date.

Annuity Payments

We determine the Annuity Commencement Date based on the Annuitant’s age at the time we issue the Contract. You may elect to change this date subject to state restrictions. At the time of your Annuity Commencement Date, you must begin receiving annuity payments if the distributions are from a Qualified Plan. We offer five different annuity payment options, four of which provide annuity payments on a fixed basis.

Exchange Program

From time to time, we may offer programs for certain variable annuities issued by Thrivent Financial or our affiliates, to be exchanged for the contract described in this prospectus. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us and any such programs will comply with applicable law. We believe the exchanges should be tax free for federal income tax purposes; however, you should consult your tax advisor before making any such exchange.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains

SUMMARY

age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account, which was established in 1995. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. Note that the italicized Portfolios below are “fund of funds;” which are comprised of investments in other Portfolios within the Fund. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Growth and Income Plus Subaccount	Thrivent Growth and Income Plus Portfolio
Thrivent Balanced Income Plus Subaccount	Thrivent Balanced Income Plus Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Opportunity Income Plus Subaccount	Thrivent Opportunity Income Plus Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Natural Resources Subaccount	Thrivent Natural Resources Portfolio
Thrivent Partner Emerging Markets Equity Subaccount	Thrivent Partner Emerging Markets Equity Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below. There is no assurance that any Portfolio will achieve it’s stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Growth and Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Income Plus Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Opportunity Income Plus Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Equity Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

INVESTMENT OPTIONS

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios and their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations are contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws; or

♦	Changes in Federal income tax law; or

♦	Changes in the investment management of the Fund; or

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management Inc.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Equity Portfolio
Turner Investments, L.P.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio

INVESTMENT OPTIONS

Subadviser	Portfolio Name
Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, and Principal Global Investors, LLC.	Thrivent Partner Worldwide Allocation Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio

We, as investment adviser, pay each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

Prior to the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3.5% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

RISKS

This annuity has some risks which may include the following:

♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;

♦	This annuity has liquidity risk because a surrender charge may apply to full or partial surrenders made during the surrender charge period;

♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1/2;

♦

If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely and no death proceeds will be paid to your beneficiaries.

THE CONTRACT

Crediting and Allocating Your Premium Payments

You may allocate your premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. We also reserve the right to limit the number of allocations to subaccounts. You may not allocate less than $50 to either the Subaccount(s) or the Fixed Account. We will allocate your premiums according to the instructions you provided in your application for the Contract or subsequently.

You may change your allocation for future premiums at any time by submitting a request to our Service Center.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of any distributions under the Contract while the Annuitant is alive. The owner of the Contract is usually, but not necessarily, the Annuitant. As owner, you can name beneficiaries, assign the Contract, transfer allocations between Subaccounts and the Fixed Account and designate who receives any annuity payments or distributions under the Contract. You will receive all annuity payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant dies, the death proceeds in the Contract are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the Annuitant’s life to determine the Annuity Commencement Date of the Contract. In the case of a qualified pension or profit-sharing plan, the Annuitant is the plan participant, and the owner is the retirement plan.

Adult and Juvenile Contracts

We issue adult Contracts to applicants age 16 or older. We issue juvenile Contracts when the proposed Annuitant was younger than age 16 but otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. While the Annuitant is alive and before the Annuity Commencement Date, the

THE CONTRACT

owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. The adult controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary following the earlier of: the Annuitant’s 21st birthday; or the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our Bylaws.

The juvenile Annuitant will become a benefit member on the first Contract Anniversary on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. Thrivent Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

Assignments of Ownership

You may absolutely assign your Contract by sending a written request, in good order, to our Service Center before the Annuity Commencement Date. You may not absolutely assign a juvenile Contract or a Contract issued in connection with Qualified Plans. You may assign your Contract as collateral for a loan by sending a written request to our Service Center. You may not assign a Contract issued in connection with a Qualified Plan as collateral. You may not assign a Contract after the Annuity Commencement Date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

THE CONTRACT

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Federal Tax Matters for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the Contract.

Successor Owners

If you are not the Annuitant, you may designate a successor owner to receive the Contract in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Upon any owner’s death before the Annuity Commencement Date, we are required to distribute the Cash Surrender Value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the Cash Surrender Value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your spouse is the successor owner, your spouse will automatically become the owner of the Contract and will not be required to take these distributions.

Contracts Issued in Connection with Qualified Plans

If the Contract was used in a Qualified Plan and the owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Contract used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than Thrivent Financial.

ACCUMULATION PHASE

There are two phases in the Contract: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest premiums in the separate and/or Fixed Account under the Contract. Premiums increase the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will affect the Accumulated Value as well. The Contract may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Contract’s value grows tax-deferred until you request a distribution. Any distributions you take from the Contract during the accumulation phase are taxable to the extent there is gain in the Contract. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost

ACCUMULATION PHASE

basis in the Contract is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.

Contract Valuation

During the accumulation phase, we refer to your Contract’s value as the Accumulated Value. The Accumulated Value is the total of:

♦	the Fixed Account value; and

♦	the Variable Account value (the total of all your subaccounts).

The Accumulated Value of your Contract is determined on each Valuation Date.

Fixed Account Valuation

You may choose to deposit some or none of your money in the Fixed Account portion of the Contract. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Value within the Fixed Account may not exceed 3.5% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the Fixed Account. This new rate applies to new premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.

Variable Account Valuation

We calculate the value of each Subaccount by multiplying the number of accumulation units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into accumulation units of the Subaccount.

We credit accumulation units to your Subaccount when you allocate premiums or transfer amounts to that particular Subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the Subaccount by the accumulation unit value for that Valuation Date. Conversely, we reduce your accumulation units in a Subaccount when you withdraw or transfer from that Subaccount and by the Contract maintenance charge allocable to your Contract. The investment experience of the portfolio underlying each Subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount’s performance, the Subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.

ACCUMULATION PHASE

At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:

(1)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(2)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:

(1)	Is the sum of:

(a)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(b)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(2)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(3)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is 1.25%.

Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. Transfers will be made automatically on the date you choose (except the 29th, 30th or 31st of a month). You may use dollar cost averaging until the amount in the Thrivent Money Market Subaccount is completely transferred, at which time this DCA plan shall terminate. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Transfers among Subaccounts and/or the Fixed Account

Except for certain restrictions mentioned below, you may transfer your Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our Service Center, in good order, before 4:00 p.m. Eastern Time or as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.

ACCUMULATION PHASE

To accomplish a transfer from a Subaccount, we will redeem the accumulation units in that Subaccount and reinvest that value in accumulation units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:

♦	You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.

♦	You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.

You may make twelve free transfers from one or more Subaccounts in each Contract year. After that, we will charge you $10 for each subsequent transfer. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer. Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.

You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in accumulation units of the Subaccount or Subaccounts you have selected.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

ACCUMULATION PHASE

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Asset Rebalancing

You may choose to automatically rebalance your Contract value periodically under the asset rebalancing program. Automatic asset rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th, or 31st of a month). Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. The program will not terminate automatically by transferring your allocations to another subaccount. You can change your allocations at any time by telephone request (if we receive proper authorization from you) or by written request. You can also stop or suspend the program by providing a written request to our Service Center.

Periodic rebalancing takes into account increases and decreases in Contract values in each Subaccount due to performance, withdrawals, transfers and premiums.

Automatic asset rebalancing does not count toward the number of free transfers described previously.

The Fixed Account is excluded from this program. We reserve the right to change this program at any time.

Telephone and Online Transactions

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone transactions.

Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

ACCUMULATION PHASE

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Surrenders and Withdrawals Before the Annuity Commencement Date

You may surrender or withdraw from your Accumulated Value during the accumulation phase if the Annuitant is alive. You may request a surrender or withdrawal by completing an approved surrender form. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. You may obtain a form by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders. You may make partial surrenders by telephone, if we receive proper authorization from you. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time, on a Valuation Date, in order to process it on the same day.

We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the Accumulated Value less any applicable withdrawal or surrender charge or any applicable Contract maintenance charge. Please see Charges and Deductions for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $600, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. You may not withdraw less than $25 at one time.

ACCUMULATION PHASE

You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent registered representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure may be required for a:

♦	Surrender of a value of $100,000 or more;

♦	Request to send proceeds to an address other than the one listed on the account;

♦	Request to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;

♦	Request to make redemption proceeds payable to someone other than the current owner;

♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract less any applicable withdrawal charges.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59 1/2. See Federal Tax Matters for more details.

Automatic Payout Option

The automatic payout option is a series of partial withdrawals from your Contract based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Contract. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Charges and Deductions. You can set up this distribution plan by contacting your representative. You should consult a tax adviser about the tax consequences of receiving automatic payouts.

Death of an Owner and/or Annuitant Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit. We calculate the

ACCUMULATION PHASE

death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Surrender charges do not apply to death proceeds.

If you are an owner, but not the Annuitant, upon your death we will pay the Cash Surrender Value (not the death proceeds) of the Contract to your successor owner. (However, for Contracts delivered in New York, we will pay the Accumulated Value.)

Upon the death of the first owner to die, we are required to distribute the death proceeds (or Cash Surrender Value) to either your beneficiary or successor owner (as stated above):

♦	within five years of your death; or

♦

if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Your beneficiary’s choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died before the Annuity Commencement Date;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

If the Annuitant dies before age 80, the amount of the death benefit is the greater of:

♦	the Accumulated Value of the Contract;

♦	the sum of all premiums paid less the sum of any withdrawals; or

♦

the highest Accumulated Value of the Contract on any minimum death proceeds valuation date preceding the death proceeds calculation date, plus the sum of all premiums paid since the minimum death proceeds valuation date, less the sum of any withdrawals since that date. The first minimum death proceeds valuation is:

(a)	The Contract issue date if that date is on or after March 1st, 2001; otherwise
(b)	The first Contract Anniversary date on or after March 1st, 2001.

In the year the Annuitant reaches age 79, the Minimum Death Benefit Value is set for the last time on the Contract Anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the Accumulated Value of the Contract as of the good order date, which ever is greater.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary,

he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the

ACCUMULATION PHASE

date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

ANNUITY PHASE

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

The next phase after the accumulation phase of the Contract is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your Contract. This phase begins on the Annuity Commencement Date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your Contract during the annuity phase are tax-deferred until the payment is received.

Annuity Commencement Date

The Annuity Commencement Date is the date we apply the Cash Surrender Value to an annuity payment option for the benefit of a payee. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We determine the Annuity Commencement Date at the time we issue your Contract. If the Contract is nonqualified, Annuitant’s age 80 is the earliest maturity age we assign at issue. If the Contract is a qualified Contract, Annuitant’s age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your Annuity Commencement Date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified Contracts, if the Annuitant’s age is greater than the earliest maturity age we use, the maturity age and Annuity Commencement Date will be dependent upon the Annuitant’s age at the time we issue the Contract. You may change your Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The Annuity Commencement Date is subject to our approval. If we issue your Contract in connection with a Qualified Plan, your plan document, or Contract endorsement may restrict your choice of an Annuity Commencement Date or the annuity payment option available.

Your Contract provides for a death benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the payment option.

ANNUITY PHASE

However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your Contract or if we have paid out all of the death proceeds to your beneficiary. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.

Annuity Payments

If you select an annuity payment option, we will transfer your Cash Surrender Value on your Annuity Commencement Date to our Fixed Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. Your Annuity Proceeds will not vary with the performance of the Variable Account. We will pay the Annuity Proceeds to the payee that you designated on your Contract. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.

We will not assess a surrender charge at the time of annuitization if annuity payments begin more than three years after your Issue Date and you choose an annuity payment option that provides a life income with a guaranteed payment period (such as Option 4 or Option 5 below). Otherwise, we will apply a surrender charge. In such cases we will take into account the 10% free withdrawal provision and the maximum 7 1/2% limitation described under Withdrawal or Surrender Charges.

The following annuity payment options are generally available under the Contract:

♦

Option 1—Interest. You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your Accumulated Value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.

♦

Option 2—Specified Amount Income. We make annuity payments at regular intervals of the amount you selected until the entire Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

♦

Option 3—Fixed Period Income. We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the Contract will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

♦

Option 4—Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

♦	Option 5—Joint and Survivor Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the

ANNUITY PHASE

lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of 1/2, 1/3 or 1/4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

We also have other annuity payment options that may be chosen. Information about these options may be obtained from your representative or our Service Center.

If you do not select an annuity payment option before your Annuity Commencement Date, we will select Option 4, the life income with guaranteed payment period, for you.

Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the Contract. We will deduct a surrender charge from the Accumulated Value of your Contract, if applicable.

Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the Annuity Proceeds at the Annuity Commencement Date are less than $1,000 or would not result in a payment of at least $25, we may pay the Annuity Proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the Annuity Proceeds less any fees or charges due, to the annuity table in the Contract for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1,000 in an annuity payment option in the table in your Contract. The values of the annuity payment options are based on the payee’s age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.

With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will also deduct any applicable Contract maintenance charge at the Annuity Commencement Date upon commencement of an annuity payment option or receipt of a lump sum.

We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.0% or 3.5% based on the option elected. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Partial Annuitization. Federal tax law permits taxpayers to annuitize a portion of their annuity while leaving the remaining balance tax deferred. YOU may elect to have a portion of your proceeds ($2000 or more) paid to you under an annuity settlement option or a combination of options. The settlement option(s) must be for a fixed amount or fixed period payable for at least ten years, or a single or joint life income with or without a guaranteed period, or any other option agreeable to Us. If this requirement is met, the settlement option and the tax-deferred balance will

ANNUITY PHASE

generally be treated as two separate contracts for income tax purposes only. Your after-tax premiums in your contract will be allocated pro-rata between the settlement option and the portion that remains deferred.

Withdrawals and Surrenders during the Annuity Phase

Upon the Annuity Commencement Date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterizations of a Contract as revocable.) For all other payment options, your Contract will be revocable.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your payments as irrevocable, you cannot later change it to a revocable Contract once we begin making the payments.

In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value or any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.

Death of Owner/Payee after the Annuity Commencement Date

If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment may apply.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of your Contract. If you make a withdrawal from or surrender the Contract before the Contract has been in force for seven full Contract years, the charges in the table shown below will apply. If you select an annuity payment option before the end of the 7th Contract year, we will assess the applicable surrender charge (unless we waive it as described below).

Contract Year	Charge as Percentage of Excess Amount Withdrawn or Surrendered[1]
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

1 The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7 1/2% of total gross premiums you pay under the Contract.

CHARGES AND DEDUCTIONS

If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges is more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the Contracts.

Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Matters for more information.

Transfer Charge

You may make twelve free transfers in each Contract year. We will charge $10 for each subsequent transfer.

10% Free Withdrawal

In each Contract year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Contract year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount, we take 10% of the Accumulated Value of the Contract at the time you made the first withdrawal in that Contract year. Any subsequent free withdrawals are subtracted from this amount. This right is not cumulative from Contract year to Contract year, so each Contract year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges

We will waive the withdrawal or surrender charge under the following circumstances:

♦

If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our Service Center. This is only allowed under certain state’s laws. This waiver is not available for Contracts delivered in New York.

♦

If you begin annuity payments more than three years after the Issue Date and you choose (1) a fixed period or specified amount where the accumulation phase and the payment period equals or exceeds the Surrender Charge period, or (2) a life income with a guaranteed period (such as Option 4 or 5 of the annuity payment options).

♦	Upon the death of the Annuitant (or owner for Contracts delivered in New York).

♦

If you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

♦	Withdrawal charges will also be waived for Contracts delivered in New York if Option 2 or 3 is chosen (if the duration of payments lasts for at least five years).

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class. These variations in charges will not be unfairly discriminatory to the interests of other Contract owners.

Contract Maintenance Charge

During the accumulation phase, we annually deduct a $25 Contract maintenance charge. The charge is deducted on the last day of each Contract year or upon surrender of the Contract if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Contract.

We do not deduct this charge if your total net premiums are $1,500 or more at the end of your Contract year or at surrender. Net premiums are your premiums less any withdrawals and any associated withdrawal charges. We

CHARGES AND DEDUCTIONS

do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge

We assume several mortality risks under the Contracts.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the Annuitant under a Contract dies during the accumulation phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the death proceeds guaranteed by the Contract may be higher than the Accumulated Value of the Contract.

Second, we assume a mortality risk arising from the fact that the Contracts do not impose any surrender charge on the death proceeds. The Cash Surrender Value is lower for Contracts under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such Contracts is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Contracts than it would be under otherwise comparable Contracts that impose the surrender charge upon payment of death proceeds.

Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a Contract. This relieves the payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Contract. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3.5% using the Commissioner’s 1983 Table a “Annuitant Mortality Table.”

In addition to the above mentioned mortality risks, we assume an expense risk under the Contracts. This is because the Contract maintenance charge deducted from the Contracts to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Contracts; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks assumed under the Contracts during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%.

If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Fund Expenses

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

GENERAL INFORMATION ABOUT THE CONTRACTS

The Entire Contract

The entire contract between you and us consists of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the Issue Date of your Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s

GENERAL INFORMATION ABOUT THE CONTRACTS

fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—

FEDERAL TAX STATUS

federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

FEDERAL TAX STATUS

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Beginning in 2013, income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant

FEDERAL TAX STATUS

are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity Contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time another deferred annuity issued by us, the IRS may treat the two Contracts as one Contract. Similarly, if a person transfers part of his or her interest in one annuity Contract to purchase another annuity Contract, the IRS might treat the two Contracts as one Contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one Contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an

FEDERAL TAX STATUS

annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity Contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing Contract is exchanged for the Contract, the IRS might treat the two Contracts as one annuity Contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the Contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be moved directly to a Roth IRA. This movement is called a “qualified rollover contribution.”

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific

FEDERAL TAX STATUS

organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to

VOTING RIGHTS

such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

SALES AND OTHER Agreements

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if members purchase product issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.25% to 3.50% of premiums paid into the Contract. Commission rates are based upon the age of the annuitant at the time the premium is paid. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative also may receive asset-based compensation ranging from 0% to 0.30% of the account value, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your Contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in

LEGAL PROCEEDINGS

any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account A are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

THRIVENT VARIABLE ANNUITY ACCOUNT A

1933 Act Registration No. 33-82054

1940 Act Registration No. 811-8660

Please send me the Statement of Additional Information (SAI) for the:

Flexible Premium Deferred Variable Annuity

(Thrivent Variable Annuity Account A)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.44	$12.12	$12.78	$11.01	$8.53	$13.77	$12.75	$11.35	$10.00	—
value at end of period	$16.86	$13.44	$12.12	$12.78	$11.01	$8.53	$13.77	$12.75	$11.35	—
number outstanding at end of period (000 omitted)	2,965	3,185	3,587	3,886	4,174	4,110	3,921	3,336	847	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.58	$12.19	$12.70	$11.14	$8.69	$13.22	$12.42	$11.12	$10.00	—
value at end of period	$16.27	$13.58	$12.19	$12.70	$11.14	$8.69	$13.22	$12.42	$11.12	—
number outstanding at end of period (000 omitted)	10,972	11,493	12,527	13,047	13,844	13,943	13,608	9,514	2,512	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.71	$12.43	$12.71	$11.32	$9.04	$12.66	$12.01	$10.91	$10.00	—
value at end of period	$15.59	$13.71	$12.43	$12.71	$11.32	$9.04	$12.66	$12.01	$10.91	—
number outstanding at end of period (000 omitted)	19,690	20,238	21,316	22,174	22,493	22,666	22,060	15,122	5,133	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.43	$12.41	$12.54	$11.40	$9.42	$12.01	$11.52	$10.65	$10.00	—
value at end of period	$14.46	$13.43	$12.41	$12.54	$11.40	$9.42	$12.01	$11.52	$10.65	—
number outstanding at end of period (000 omitted)	8,022	8,649	8,906	8,765	8,426	8,031	7,575	4,951	1,947	—

Thrivent Partner Technology Subaccount (March 2, 2001)[1]
Accumulation unit:
value at beginning of period	$8.36	$6.99	$8.12	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02
value at end of period	$10.65	$8.36	$6.99	$8.12	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27
number outstanding at end of period (000 omitted)	395	439	451	541	645	654	832	981	1,192	1,336

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$13.49	$11.32	$11.91	$10.86	$8.88	$10.00	—	—	—	—
value at end of period	$17.47	$13.49	$11.32	$11.91	$10.86	$8.88	—	—	—	—
number outstanding at end of period (000 omitted)	164	115	103	110	110	76	—	—	—	—

Thrivent Natural Resources Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$7.63	$7.98	$9.27	$8.07	$5.68	$10.00	—	—	—	—
value at end of period	$8.25	$7.63	$7.98	$9.27	$8.07	$5.68	—	—	—	—
number outstanding at end of period (000 omitted)	252	275	313	267	238	107	—	—	—	—

Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[3]
Accumulation unit:
value at beginning of period	$13.30	$10.69	$12.14	$9.65	$5.59	$10.00	—	—	—	—
value at end of period	$12.17	$13.30	$10.69	$12.14	$9.65	$5.59	—	—	—	—
number outstanding at end of period (000 omitted)	198	218	220	250	166	32	—	—	—	—

1 Formerly Thrivent Technology Subaccount

2 Formerly known as Thrivent Partner Natural Resources Subaccount

3 Formerly known as Thrivent Partner Emerging Markets Subaccount

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$26.03	$22.43	$20.86	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89
value at end of period	$26.27	$26.03	$22.43	$20.86	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21
number outstanding at end of period (000 omitted)	322	354	405	484	578	682	917	1,347	1,539	1,239

Thrivent Partner Small Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.76	$12.48	$13.14	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29
value at end of period	$19.25	$13.76	$12.48	$13.14	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31
number outstanding at end of period (000 omitted)	132	134	161	185	183	202	247	273	290	271

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$25.42	$22.51	$23.26	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04
value at end of period	$34.34	$25.42	$22.51	$23.26	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95
number outstanding at end of period (000 omitted)	200	217	248	313	342	370	415	506	541	520

Thrivent Small Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$16.16	$14.96	$15.99	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78
value at end of period	$21.69	$16.16	$14.96	$15.99	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06
number outstanding at end of period (000 omitted)	683	773	910	1,121	1,349	1,563	1,980	2,461	2,930	3,121

Thrivent Small Cap Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$38.87	$33.95	$34.19	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95
value at end of period	$54.07	$38.87	$33.95	$34.19	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68
number outstanding at end of period (000 omitted)	2,683	2,934	3,387	3,961	4,613	5,414	6,719	8,403	10,614	12,583

Thrivent Mid Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$18.19	$16.41	$17.57	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36
value at end of period	$23.43	$18.19	$16.41	$17.57	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39
number outstanding at end of period (000 omitted)	363	414	397	458	467	513	665	699	887	864

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$14.87	$12.73	$13.76	$11.17	$8.55	$13.33	$13.08	$11.45	$10.00	—
value at end of period	$19.49	$14.87	$12.73	$13.76	$11.17	$8.55	$13.33	$13.08	$11.45	—
number outstanding at end of period (000 omitted)	110	96	104	134	132	113	151	104	57	—

Thrivent Mid Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$15.77	$13.98	$15.10	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74
value at end of period	$21.11	$15.77	$13.98	$15.10	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27
number outstanding at end of period (000 omitted)	835	909	1,072	1,333	1,605	1,902	2,430	3,011	3,395	3,316

Thrivent Mid Cap Index Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$19.61	$16.92	$17.52	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35
value at end of period	$25.74	$19.61	$16.92	$17.52	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97
number outstanding at end of period (000 omitted)	673	692	797	917	1,077	1,268	1,598	1,932	2,377	2,412

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.95	$7.64	$8.80	$7.85	$6.04	$10.00	—	—	—	—
value at end of period	$10.28	$8.95	$7.64	$8.80	$7.85	$6.04	—	—	—	—
number outstanding at end of period (000 omitted)	2,695	2,926	392	418	348	180	—	—	—	—

Thrivent Partner All Cap Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.41	$10.95	$11.65	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97
value at end of period	$16.28	$12.41	$10.95	$11.65	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95
number outstanding at end of period (000 omitted)	220	250	281	344	384	458	552	539	443	315

Thrivent Large Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.33	$11.32	$12.10	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13
value at end of period	$17.92	$13.33	$11.32	$12.10	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78
number outstanding at end of period (000 omitted)	868	986	1,010	1,309	1,554	1,842	2,249	2,636	3,021	2,107

Thrivent Partner Growth Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$15.52	$13.24	$13.61	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64
value at end of period	$21.28	$15.52	$13.24	$13.61	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55
number outstanding at end of period (000 omitted)	185	199	213	246	294	354	506	561	635	608

Thrivent Large Cap Value Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$17.30	$14.90	$15.57	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50
value at end of period	$22.53	$17.30	$14.90	$15.57	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09
number outstanding at end of period (000 omitted)	812	853	1,004	1,204	1,414	1,626	2,023	2,438	2,715	2,496

Thrivent Large Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$9.85	$8.69	$9.22	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30
value at end of period	$12.61	$9.85	$8.69	$9.22	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89
number outstanding at end of period (000 omitted)	2,139	2,326	2,705	3,215	3,848	4,664	5,974	7,662	10,010	10,718

Thrivent Large Cap Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$27.97	$24.52	$24.41	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76	$20.84
value at end of period	$36.41	$27.97	$24.52	$24.41	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76
number outstanding at end of period (000 omitted)	5,238	5,692	6,517	7,555	8,852	10,444	13,075	16,234	21,250	25,767

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Thrivent Growth and Income Plus Subaccount (April 30, 2008)[1]
Accumulation unit:
value at beginning of period	$9.94	$8.90	$9.24	$8.05	$6.98	$10.00	—	—	—	—
value at end of period	$11.90	$9.94	$8.90	$9.24	$8.05	$6.98	—	—	—	—
number outstanding at end of period (000 omitted)	250	201	196	114	49	20	—	—	—	—

Thrivent Balanced Income Plus Subaccount (June 15, 1995)[2]
Accumulation unit:
value at beginning of period	$26.31	$23.70	$23.03	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94	$18.68
value at end of period	$30.65	$26.31	$23.70	$23.03	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94
number outstanding at end of period (000 omitted)	5,133	5,634	6,458	7,654	9,058	10,873	14,000	17,359	23,117	28,686

Thrivent High Yield Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$20.62	$17.95	$17.36	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25
value at end of period	$21.77	$20.62	$17.95	$17.36	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23
number outstanding at end of period (000 omitted)	542	559	478	546	622	589	730	875	904	674

Thrivent Diversified Income Plus Subaccount (March 2, 1998)[3]
Accumulation unit:
value at beginning of period	$16.95	$14.99	$14.83	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54	$10.89
value at end of period	$18.61	$16.95	$14.99	$14.83	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54
number outstanding at end of period (000 omitted)	1,396	1,202	967	972	1,010	1,220	1,767	1,821	2,101	2,572

Thrivent Income Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$16.45	$15.01	$14.35	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07
value at end of period	$16.24	$16.45	$15.01	$14.35	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45
number outstanding at end of period (000 omitted)	679	843	819	937	987	1,130	1,336	1,459	1,493	1,125

Thrivent Bond Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$22.00	$21.23	$19.86	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81
value at end of period	$21.19	$22.00	$21.23	$19.86	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22
number outstanding at end of period (000 omitted)	1,478	1,705	1,806	2,066	2,300	2,867	3,611	4,671	6,015	7,188

Thrivent Limited Maturity Bond Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.71	$12.34	$12.39	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66
value at end of period	$12.61	$12.71	$12.34	$12.39	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73
number outstanding at end of period (000 omitted)	1,107	1,398	1,528	1,450	1,554	1,544	1,928	2,385	2,950	2,629

Thrivent Opportunity Income Plus Subaccount (April 30, 2003)[4]
Accumulation unit:
value at beginning of period	$14.05	$13.43	$13.01	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10
value at end of period	$13.69	$14.05	$13.43	$13.01	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37
number outstanding at end of period (000 omitted)	143	142	142	161	202	251	347	461	574	522

Thrivent Money Market Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$1.05	$1.07	$1.08	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00
value at end of period	$1.04	$1.05	$1.07	$1.08	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99
number outstanding at end of period (000 omitted)	9,157	9,671	12,746	14,751	23,238	43,110	30,384	26,277	19,858	21,681

1 Formerly known as Thrivent Equity Income Plus Subaccount.

2 Formerly known as Thrivent Balanced Subaccount.

3 Formerly known as Thrivent High Yield Subaccount II

4 Formerly known as Thrivent Mortgage Securities Subaccount.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statement of Additional Information

Dated April 30, 2014

For the:

Individual Flexible Premium Deferred Variable Annuity Certificate

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-8474836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2014 for Thrivent Variable Annuity Account A (the “Variable Account) describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a Principal Underwriting Agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.

From time to time, Thrivent Financial may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by us in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2013	2012	2011
$1,600,537	$1,620,536	$1,642,325

2

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The statutory-basis statements of assets, liabilities and surplus of Thrivent Financial as of December 31, 2013 and 2012, as well as the related statutory-basis statements of operations, surplus and cash flows for each of the three years in the period ended December 31, 2013, and for 2013 and 2012 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account A as of December 31, 2013 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Auditors

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (“Thrivent Financial”), which comprise the statutory-basis statements of assets, liabilities, and surplus as of December 31, 2013 and 2012, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of the State of Wisconsin the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 12.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Thrivent Financial at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Report of Independent Auditors, continued

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Thrivent Financial at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance.

Minneapolis, Minnesota

February 18, 2014

Thrivent Financial for Lutherans

Statutory-Basis Statements of Assets, Liabilities and Surplus

As of December 31, 2013 and 2012

(in millions)

	2013	2012
Admitted Assets
Bonds	$37,437	$35,965
Stocks	1,163	1,205
Mortgage loans	7,298	7,336
Real estate	72	94
Cash, cash equivalents and short-term investments	1,430	3,336
Contract loans	1,220	1,244
Receivables for securities	11	18
Limited partnerships	2,362	2,282
Other invested assets	184	222

Total cash and invested assets	51,177	51,702

Accrued investment income	431	412
Due premiums and considerations	111	110
Other assets	29	40
Assets held in separate accounts	20,414	16,161

Total Admitted Assets	$72,162	$68,425

Liabilities
Aggregate reserves for life, annuity and health contracts	$39,894	$38,774
Deposit liabilities	2,887	2,888
Contract claims	244	230
Dividends due in following calendar year	232	251
Interest maintenance reserve	356	458
Asset valuation reserve	940	1,571
Transfers due from separate account	(492)	(369)
Payable for securities	987	3,079
Securities lending obligation	347	422
Other liabilities	634	688
Liabilities related to separate accounts	20,335	16,047

Total Liabilities	66,364	64,039
Surplus
Unassigned funds	5,797	4,385
Other surplus	1	1

Total Surplus	5,798	4,386

Total Liabilities and Surplus	$72,162	$68,425

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Operations

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Revenues
Premiums	$5,192	$4,951	$4,751
Considerations for supplementary contracts with life contingencies	140	242	260
Net investment income	2,575	2,566	2,533
Separate account fees	421	350	305
Amortization of interest maintenance reserve	151	130	100
Other revenues	45	66	38

Total Revenues	8,524	8,305	7,987

Benefits and Expenses
Death benefits	874	831	797
Surrender benefits	1,619	1,627	1,625
Change in reserves	1,121	1,309	1,477
Other benefits	1,245	1,397	1,376

Total benefits	4,859	5,164	5,275
Commissions	283	259	214
General insurance expenses	529	528	501
Fraternal benefits and expenses	155	153	162
Transfers to separate accounts, net	1,688	1,350	1,063

Total expenses	2,655	2,290	1,940

Total Benefits and Expenses	7,514	7,454	7,215

Gain from Operations Before Dividends and Capital Losses	1,010	851	772

Dividends	232	253	292

Gain from Operations Before Capital Losses	778	598	480

Realized capital losses, net	(78)	(93)	(56)

Net Income	$700	$505	$424

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Surplus

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Surplus, Beginning of Year	$4,386	$4,004	$4,096
Net income	700	505	424
Change in unrealized investment gains and losses	69	14	9
Change in non-admitted assets	129	(16)	5
Change in reserve due to change in valuation basis	—	221	—
Change in asset valuation reserve	631	(326)	(429)
Change in surplus of separate account	(36)	(20)	9
Pension liability adjustment	(81)	4	(110)

Surplus, End of Year	$5,798	$4,386	$4,004

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Statutory-Basis Statements of Cash Flow

For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

	2013	2012	2011
Cash from Operations
Premiums	$5,333	$5,196	$5,015
Net investment income	2,357	2,384	2,473
Other revenues	457	372	328

	8,147	7,952	7,816
Benefit- and loss-related payments	(3,617)	(3,721)	(3,799)
Transfers to separate account, net	(1,802)	(1,358)	(1,062)
Commissions and expenses	(1,248)	(891)	(875)
Dividends	(251)	(293)	(307)

Net Cash from Operations	1,229	1,689	1,773

Cash from Investments
Proceeds from Investments Sold, Matured or Repaid:
Bonds	6,923	7,682	8,111
Stocks	936	1,401	1,490
Mortgage loans	923	863	723
Other	666	363	441

Total proceeds from investments sold, matured or repaid	9,448	10,309	10,765

Cost of Investments Acquired:
Bonds	(10,601)	(7,799)	(9,767)
Stocks	(752)	(1,303)	(1,449)
Mortgage loans	(892)	(728)	(825)
Other	(543)	(599)	(466)

Total cost of investments acquired	(12,788)	(10,429)	(12,507)

Transactions under mortgage dollar roll program, net	2,165	(1,624)	(89)
Change in net amounts due to/from broker	(2,085)	1,480	216
Change in collateral held for securities lending	(75)	(27)	107
Change in contract loans	23	18	1

Net Cash from Investments	(3,312)	(273)	(1,507)

Cash from Financing and Miscellaneous Sources
Net (payments) deposits on deposit-type contracts	(104)	19	105
Other	281	(90)	(1)

Net Cash from Financing and Miscellaneous Sources	177	(71)	104

Net Change in Cash, Cash Equivalents and Short-Term Investments	(1,906)	1,345	370
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	3,336	1,991	1,621

Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,430	$3,336	$1,991

The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements

For the Years Ended December 31, 2013, 2012 and 2011

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance, as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed by the State of Wisconsin Office of the Commissioner of Insurance.

Use of Estimates

The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates involve those relating to fair values of investments, reserves for life, health and annuity contracts, and pension and other retirement benefit liabilities. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:

Investments

Bonds:  Bonds, excluding loan-backed and structured securities, are generally carried at amortized cost. Discounts or premiums on bonds are amortized over the term of the securities using the effective interest method. Discounts or premiums on loan-backed and structured securities are amortized over the term of the securities using the retrospective adjustment method, adjusted to reflect anticipated pre-payment patterns. Pre-payment assumptions are consistent with current interest rates.

Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed security (“MBS”) portfolio. MBS dollar rolls are transactions whereby Thrivent Financial sells an MBS to a counterparty and subsequently enters into a commitment to purchase another security at a later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $847 million and $3,011 million in the mortgage dollar roll program as of December 31, 2013 and 2012, respectively.

Stocks:  Preferred stocks are generally carried at cost. Common stocks for unaffiliated entities are carried at estimated fair value as determined by the Securities Valuation Office (“SVO”) of the National Association of Insurance Commissioners (“NAIC”). The common stock of Thrivent Financial’s wholly owned subsidiary is valued using the statutory equity method.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Mortgage loans, continued

income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Real estate:  Investments in real estate and home office real estate are valued at original cost plus capital expenditures less accumulated depreciation and encumbrances. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell. Depreciation expense is determined using the straight-line method over the estimated useful lives of the properties.

Cash, cash equivalents and short-term investments:  Cash and cash equivalents, which consist of demand deposits and highly liquid investments purchased with an original maturity of three months or less, are carried at amortized cost. Short-term investments have contractual maturities of 12 months or less at the time of acquisition. Included in short-term investments are investments in money market mutual funds, which are carried at fair value, and investments in commercial paper and agency notes, which are carried at amortized cost.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Limited partnerships:  Limited partnerships consist primarily of equity limited partnerships, which are valued on the underlying audited equity of the investee.

Other invested assets:  Other invested assets primarily consist of derivative instruments and real estate joint ventures. Derivatives are carried at fair value. Real estate joint ventures are valued on the underlying audited equity of the investee. Also included in other invested assets are investments in surplus notes, which are carried at amortized cost.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are carried in the Statutory-Basis Statements of Assets, Liabilities and Surplus at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly-rated securities which are included in cash, cash equivalents and short-term investments on the Statutory-Basis Statements of Assets, Liabilities and Surplus. A liability is also recognized for the amount of the collateral. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent Financial requires a minimum level of collateral to be held for loaned securities.

Offsetting assets and liabilities:  Thrivent Financial presents securities lending agreements on a gross basis in the statutory-basis financial statements.

Unrealized investment gains and losses:  Unrealized investment gains and losses on unaffiliated stocks are accounted for as a direct increase or decrease of surplus. Changes in undistributed surplus of affiliated common stocks are also recorded as a direct increase or decrease of surplus.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Realized capital gains and losses:  Realized capital gains and losses on sales of investments are determined using an average cost method. Thrivent Financial periodically reviews its security portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is an other-than-temporary impairment. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent Financial’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.

The potential need to sell securities that are in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent Financial has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security. Realized capital gains and losses on bonds sold prior to their maturity are transferred to the interest maintenance reserve.

Interest maintenance reserve (“IMR”):  Thrivent Financial is required to maintain an interest maintenance reserve. The IMR is primarily used to defer realized capital gains and losses on fixed income investments. Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant value driver inputs that are unobservable.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published market prices. Separate account liability values are not guaranteed; however, general account reserves include provisions for the guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the section Aggregate Reserves for Life, Annuity and Health Contracts.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Aggregate Reserves for Life, Annuity and Health Contracts

Reserves for life insurance contracts are calculated using primarily the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.0%. Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Reserves for variable annuities are computed using the methods and assumptions specified in Actuarial Guideline 43, including assumptions for guaranteed minimum death benefits and living benefits. Accident and health (“A&H”) contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent Financial waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Changes in estimates for reserves are recognized in the Statutory-Basis Statements of Operations in the period of change, except for those changes in valuation bases as specified in SAP, which are recognized as direct adjustments of surplus. During the third quarter of 2012, Thrivent Financial adjusted the valuation interest rate assumption used in calculating the reserves for payout annuities to more closely align with the NAIC-prescribed rates. The valuation adjustment was recorded directly to surplus and resulted in a decrease to aggregate reserves in the amount of $108.5 million and a decrease to liabilities for deposit-type contracts in the amount of $112.1 million.

Deposit Liabilities

Deposit liabilities have been established on certain annuity and supplemental contracts that do not subject Thrivent Financial to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.

Contract Claims Liabilities

Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Asset Valuation Reserve (“AVR”)

Thrivent Financial is required to maintain an asset valuation reserve, which is a liability calculated using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.

Premiums

Traditional life insurance premiums are recognized as revenue when due. Universal life and annuity premiums are recognized when received. Health insurance premiums are earned pro rata over the terms of the policies.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of over 1,300 chapters, whose members participate in locally sponsored charitable activities.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. The majority of life insurance contracts, except for universal life contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive, health insurance and annuity contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent Financial is generally exempt from taxation; therefore, no provision for income taxes has been recorded.

Sale of Subsidiary Assets

During 2012, Thrivent Financial sponsored the formation of a federally chartered credit union and made an irrevocable contribution of capital totaling $45 million. Thrivent Financial Bank, a wholly owned subsidiary of Thrivent Financial Holdings, Inc., then sold substantially all of the net assets of its retail banking operations to the credit union. The contribution of capital was recorded as an operating expense in the Statutory-Basis Statement of Operations for the year ended December 31, 2012.

New Accounting Guidance

During 2013, Thrivent Financial adopted Statement of Statutory Accounting Principles No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (SSAP 102) and No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (SSAP 92). The principles changed the method of determining the plan’s funded status and the amount of obligation required to be recognized in the financial statements. As of January 1, 2013, the additional liability needing to be recognized totaled $125 million for Thrivent Financial’s pension and other retirement plans.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 18, 2014, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition or disclosure.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments

Bonds

The admitted value and fair value of Thrivent Financial’s investment in bonds are summarized below (in millions).

	Admitted Value	Gross Unrealized		Fair Value
		Gains Losses
December 31, 2013
U.S. government and agency securities	$2,524	$53	$59	$2,518
U.S. state and political subdivision securities	146	19	—	165
Securities issued by foreign governments	105	11	—	116
Corporate debt securities	25,935	2,032	419	27,548
Residential mortgage-backed securities	6,663	89	118	6,634
Commercial mortgage-backed securities	1,729	82	19	1,792
Collateralized debt obligations	3	2	—	5
Other debt obligations	332	7	5	334

Total bonds	$37,437	$2,295	$620	$39,112

December 31, 2012
U.S. government and agency securities	$2,208	$130	$2	$2,336
U.S. state and political subdivision securities	406	34	—	440
Securities issued by foreign governments	110	19	—	129
Corporate debt securities	24,469	3,456	39	27,886
Residential mortgage-backed securities	6,720	126	36	6,810
Commercial mortgage-backed securities	1,728	143	12	1,859
Collateralized debt obligations	3	2	—	5
Other debt obligations	321	7	2	326

Total bonds	$35,965	$3,917	$91	$39,791

The admitted value of corporate debt securities issued in foreign currencies was $123 million and $125 million as of December 31, 2013 and 2012, respectively.

The admitted value and fair value of bonds by contractual maturity as of December 31, 2013, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Admitted Value	Fair Value
Due in one year or less	$1,062	$1,104
Due after one year through five years	6,902	7,518
Due after five years through ten years	12,110	12,533
Due after ten years	17,363	17,957

Total bonds	$37,437	$39,112

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Bonds, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2013
U.S. government and agency securities	26	$1,191	$52	1	$42	$7
Corporate debt securities	790	5,789	334	86	627	85
Residential mortgage-backed securities	90	4,111	95	32	312	23
Commercial mortgage-backed securities	38	380	15	8	68	4
Collateralized debt obligations	1	—	—	3	—	—
Other debt obligations	27	104	1	2	24	4

Total bonds	972	$11,575	$497	132	$1,073	$123

December 31, 2012
U.S. government and agency securities	3	$275	$2	—	$—	$—
Corporate debt securities	150	1,135	29	33	155	10
Residential mortgage-backed securities	20	1,639	3	48	322	33
Commercial mortgage-backed securities	3	26	—	8	87	12
Collateralized debt obligations	1	—	—	2	—	—
Other debt obligations	7	42	1	1	2	1

Total bonds	184	$3,117	$35	92	$566	$56

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Stocks

The cost and fair value of Thrivent Financial’s investment in stocks as of December 31 are summarized as follows (in millions):

	2013	2012
Unaffiliated preferred stocks:
Cost/statement value	$103	$91
Gross unrealized gains	8	12
Gross unrealized losses	(2)	(1)

Fair value	$109	$102

Unaffiliated common stocks:
Cost	$539	$635
Gross unrealized gains	162	88
Gross unrealized losses	(7)	(17)

Fair value/statement value	$694	$706

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Stocks, continued

	2013	2012
Affiliated common stocks:
Cost	$282	$282
Gross unrealized gains	84	126
Gross unrealized losses	—	—

Fair value/statement value	$366	$408

Total statement value	$1,163	$1,205

Included in the investment in affiliated stocks balances discussed above is approximately $123 million and $111 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2013 and 2012, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual stocks have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2013
Stocks	135	$107	$8	3	$1	$1

December 31, 2012
Stocks	230	$229	$14	31	$21	$4

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans as of December 31, 2013 and 2012, was $7,298 million and $7,336 million, respectively. There was no allowance for credit losses as of December 31, 2013, 2012 or 2011.

Thrivent Financial requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.

The carrying values of mortgage loans by credit quality as of December 31 were as follows (in millions):

	2013	2012
In good standing	$7,142	$7,171
In good standing, with restructured terms	127	139
Delinquent	15	17
In process of foreclosure	14	9

Total mortgage loans	$7,298	$7,336

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

	2013	2012
Loans with interest rates reduced during the year:
Weighted average interest rate reduction	1.4%	1.6%
Total principal (in millions)	$201	$337
Number of loans	217	343

Interest rates for loans issued during the year:
Maximum	6.0%	7.5%
Minimum	2.5%	3.3%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	77%	75%

The age analysis of mortgage loans as of December 31 was as follows (in millions):

	2013	2012
Current	$7,253	$7,288
30 – 59 days past due	15	23
60 – 89 days past due	7	1
90 – 179 days past due	9	—
180+ days past due	14	24

Total mortgage loans	$7,298	$7,336

90 – 179 Days Past Due and Accruing Interest:
Investment	$9	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	14	24
Interest accrued	2	1

The distribution of Thrivent Financial’s mortgage loans among various geographic regions of the United States as of December 31 was as follows:

	2013	2012
Geographic Region
Pacific	25%	26%
South Atlantic	17	18
East North Central	14	14
West North Central	14	13
Mountain	12	11
Mid-Atlantic	7	8
West South Central	7	7
Other	4	3

Total	100%	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loans among various property types as of December 31 was as follows:

	2013	2012
Property Type
Industrial	31%	31%
Retail	23	22
Office	18	19
Church	13	14
Apartments	6	5
Other	9	9

Total	100%	100%

Impaired loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. As of December 31, 2013 and 2012, Thrivent Financial held impaired loans with a carrying value of $29 million and $30 million, respectively, and an unpaid principal balance of $38 million and $37 million, respectively, for which there was no related allowance for credit losses recorded.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans is recognized upon receipt.

After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring during the year was $5 million, $10 million and $12 million for the years ended December 31, 2013, 2012 and 2011, respectively. The average recorded investment in impaired mortgage loans held on December 31, 2013 and 2012, was $4 million and $4 million, respectively. Interest income recognized on impaired mortgage loans totaled $0.3 million, $0.3 million and $2 million during the years ended December 31, 2013, 2012 and 2011, respectively.

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2013, Thrivent Financial modified 7 loans totaling $21 million under these circumstances. As of December 31, 2013, Thrivent Financial held 7 mortgage loans totaling $29 million where loan modifications had occurred. During 2013, there were no modified mortgage loans with a payment default. During 2012, Thrivent Financial modified 12 loans totaling $65 million under these circumstances. As of December 31, 2012, Thrivent Financial held 7 mortgage loans totaling $30 million where loan modifications had occurred. During 2012, there were no modified mortgage loans with a payment default.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Real Estate

The components of real estate investments as of December 31 were as follows (in millions):

	2013	2012
Home office properties	$163	$161
Held-for-sale	18	36

	181	197
Accumulated depreciation	(109)	(103)

Total real estate	$72	$94

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefits features of certain variable annuity products.

The following table summarizes the carrying values of derivative financial instruments, which equal fair values, included in other assets on the Statutory-Basis Statements of Assets, Liabilities and Surplus, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Carrying Value	Notional Amount	Gain/(Loss)
December 31, 2013
Liabilities:
Call options	$(1)	$(1)	$2
Futures	—	—	(173)
Foreign currency swaps	(8)	117	—

Total liabilities	$(9)	$116	$(171)

December 31, 2012
Assets:
Futures	$—	$(1)	$—
Foreign currency swaps	2	74	—

Total assets	$2	$73	$—

Liabilities:
Futures	$—	$—	$(121)
Foreign currency swaps	(6)	44	—

Total liabilities	$(6)	$44	$(121)

All gains and losses are reflected in realized capital gains and losses in the statutory-basis financial statements.

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Cash paid for the futures contracts is recorded in other investments. The futures contracts are valued at market value at each reporting period, and the change in the fair value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2013, 2012 and 2011, $6 million, $0 million and $5 million was received in call premium, respectively.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2013	2012
Loaned securities:
Carrying value	$328	$385
Fair value	339	413

Cash collateral reinvested:
Carrying value	$341	$437
Fair value	341	437

Aging of cash collateral liability:
Open collateral positions	$347	$422

Restricted Assets

Thrivent Financial owns assets which are pledged to others as collateral or are otherwise restricted. Thrivent Financial had restricted assets of $384 million and $459 million as of December 31, 2013 and 2012, respectively. Total restricted assets, which include state deposits, futures transactions and collateral held under securities lending agreements, are less than 1% of total admitted assets.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Net Investment Income

Net investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2013	2012	2011
Bonds	$1,679	$1,694	$1,685
Affiliated stocks	98	41	27
Unaffiliated stocks	19	20	20
Mortgage loans	427	462	469
Real estate	24	25	25
Contract loans	88	90	90
Cash, cash equivalents and short-term investments	(1)	4	6
Limited partnerships	268	257	246
Other invested assets	18	13	9

	2,620	2,606	2,577
Investment expenses	(38)	(33)	(36)
Depreciation on real estate	(7)	(7)	(8)

Net investment income	$2,575	$2,566	$2,533

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Net gains (losses) on sales:
Bonds:
Gross gains	$250	$311	$278
Gross losses	(217)	(71)	(64)
Stocks:
Gross gains	118	134	98
Gross losses	(16)	(38)	(52)
Futures	(173)	(121)	(52)
Other	17	—	2

Net (losses) gains on sales	(21)	215	210
Provisions for losses:
Bonds	(3)	(29)	(30)
Stocks	—	—	—
Other	(5)	(38)	(27)

Total provisions for losses	(8)	(67)	(57)

Realized capital (losses) gains	(29)	148	153
Transfers to interest maintenance reserve	(49)	(241)	(209)

Realized capital losses, net	$(78)	$(93)	$(56)

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

Proceeds from the sale of investments in bonds, net of mortgage dollar roll transactions, were $6.3 billion, $6.9 billion and $7.5 billion for the years ended December 31, 2013, 2012 and 2011, respectively.

Thrivent Financial recognized other-than-temporary impairments on loan-backed and structured securities of $3 million, $26 million and $30 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Thrivent Financial recognized other-than-temporary impairments during the years ended December 31, 2013 and 2012, on the following loan-backed and structured securities where the present value of cash flows expected to be collected were less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
03703FAJ9	$—	$—	$—	$—	1Q 2013
78476YAA4	6	1	5	5	2Q 2013
78477AAA5	3	—	3	3	2Q 2013
03703FAJ9	—	—	—	—	2Q 2013
12668BQA4	13	1	12	12	4Q 2013
75116FBH1	9	—	9	9	4Q 2013
863576AC8	9	—	9	9	4Q 2013
93934FBQ4	9	1	8	8	4Q 2013
45660LXA2	5	—	5	5	4Q 2013
43739ECN5	4	—	4	4	4Q 2013

Total	$58	$3	$55	$55

12667GGD9	$38	$2	$36	$31	2Q 2012
576434V92	16	1	15	13	2Q 2012
12667F4N2	13	1	12	12	2Q 2012
46632HAM3	10	—	10	10	2Q 2012
45660LXA2	7	1	6	5	2Q 2012
46632HAQ4	2	1	1	1	2Q 2012
53957DAA1	9	5	4	4	3Q 2012
058933AQ5	43	4	39	41	4Q 2012
94983BAT6	22	1	21	23	4Q 2012
949772AA5	17	1	16	18	4Q 2012
94981FAJ1	15	—	15	15	4Q 2012
576434V92	14	—	14	15	4Q 2012
16165TAE3	13	—	13	12	4Q 2012
17307GVN5	11	—	11	11	4Q 2012
46630DAN2	11	3	8	9	4Q 2012
949837AA6	10	—	10	10	4Q 2012
93934FFZ0	9	—	9	8	4Q 2012
45660LST7	8	—	8	8	4Q 2012
12669RAC1	8	3	5	6	4Q 2012
32051GPY5	7	—	7	7	4Q 2012
466247MQ3	6	—	6	6	4Q 2012
17311LAA9	5	—	5	5	4Q 2012

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
52522QAN2	$5	$2	$3	$4	4Q 2012
05949CFW1	4	—	4	4	4Q 2012
68383NDM2	4	—	4	4	4Q 2012
75970QAJ9	4	1	3	3	4Q 2012
93363NAA3	2	—	2	2	4Q 2012
21075WDQ5	2	—	2	2	4Q 2012
17307G4H8	1	—	1	1	4Q 2012

Total	$316	$26	$290	$290

Thrivent Financial recognized other-than-temporary impairments during the year ended December 31, 2011, on the following loan-backed and structured securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security (in millions):

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
05948KU64	$25	$1	$24	$22	1Q 2011
12667F5F8	12	1	11	10	1Q 2011
45660LST7	10	1	9	8	1Q 2011
52522QAN2	9	2	7	5	1Q 2011
02660YAX0	8	1	7	6	1Q 2011
17307GVN5	15	1	14	13	3Q 2011
126670GT9	5	1	4	3	3Q 2011
52518RBW5	3	1	2	1	3Q 2011
17307G4H8	2	—	2	1	3Q 2011
87331BAG7	1	1	—	—	3Q 2011
89412KAN0	1	1	—	—	3Q 2011
12668BEJ8	42	1	41	34	4Q 2011
12667GHH9	31	1	30	27	4Q 2011
12667GQJ5	29	2	27	25	4Q 2011
94983BAT6	27	—	27	27	4Q 2011
93934FAD4	25	1	24	22	4Q 2011
05948KU64	23	1	22	20	4Q 2011
949772AA5	21	1	20	19	4Q 2011
07389QAA6	20	2	18	13	4Q 2011
94981FAJ1	18	—	18	18	4Q 2011
05948KH36	17	1	16	15	4Q 2011
32051GPM1	15	—	15	11	4Q 2011
16165TAE3	14	—	14	12	4Q 2011
949837AA6	13	—	13	12	4Q 2011
126694MH8	12	1	11	9	4Q 2011
59023CAD4	12	—	12	8	4Q 2011
863576AC8	12	—	12	11	4Q 2011

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 2. Investments, continued

Realized Capital Gains and Losses, continued

CUSIP	Book Value Before Impairment	Impairment Recognized	Amortized Cost After Impairment	Fair Value as of Date Impaired	Period Impaired
12667F5F8	$10	$—	$10	$9	4Q 2011
93934FFZ0	10	1	9	8	4Q 2011
45660LST7	9	—	9	8	4Q 2011
126670CL0	9	1	8	7	4Q 2011
126694WE4	8	1	7	4	4Q 2011
46629QAG1	8	—	8	6	4Q 2011
760985XL0	8	—	8	7	4Q 2011
02660YAX0	7	1	6	4	4Q 2011
52522QAN2	6	1	5	5	4Q 2011
759676AF6	6	1	5	3	4Q 2011
466247MQ3	6	—	6	6	4Q 2011
05948KV63	5	1	4	4	4Q 2011
75971EAE6	5	1	4	3	4Q 2011
32051GLU7	4	—	4	3	4Q 2011
93363NAA3	3	—	3	2	4Q 2011
52518RBW5	1	—	1	1	4Q 2011

Total	$527	$30	$497	$432

Note 3. Policyholder Liabilities

Many of the contracts issued by Thrivent Financial, primarily annuities, do not subject Thrivent Financial to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by their withdrawal characteristics (dollars in millions):

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total
December 31, 2013
Subject to discretionary withdrawal:
With market value adjustment	$—	$442	$—	$442	1%
At book value less a surrender charge of 5% or more	3,901	—	—	3,901	11
At fair value	—	—	18,633	18,633	52
At book value without adjustment	11,626	—	—	11,626	32
Not subject to discretionary withdrawal	1,196	—	59	1,255	4

Total	$16,723	$442	$18,692	$35,857	100%

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 3. Policyholder Liabilities, continued

	General Account	Separate Account With Guarantees	Separate Account Without Guarantees	Total	% of Total

December 31, 2012
Subject to discretionary withdrawal:
With market value adjustment	$—	$469	$—	$469	1%
At book value less a surrender charge of 5% or more	4,061	—	—	4,061	13
At fair value	—	—	14,598	14,598	46
At book value without adjustment	11,246	—	—	11,246	36
Not subject to discretionary withdrawal	1,201	—	51	1,252	4

Total	$16,508	$469	$14,649	$31,626	100%

The above policyholder liabilities are recorded as components of the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):

	2013	2012
Aggregate reserves for life, annuity and health contracts	$13,836	$13,620
Deposit liabilities	2,887	2,888
Liabilities related to separate accounts	19,134	15,118

Total	$35,857	$31,626

Thrivent Financial has insurance in force as of December 31, 2013 and 2012, totaling $10 billion and $8 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin. Reserves associated with these policies as of December 31, 2013 and 2012, totaled $53 million and $50 million, respectively.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows (in millions):

	Gross	Net of Loading
December 31, 2013
Ordinary new business	$5	$2
Ordinary renewal	63	108

Total	$68	$110

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows (in millions):

	Gross	Net of Loading
December 31, 2012
Ordinary new business	$5	$2
Ordinary renewal	64	107

Total	$69	$109

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 4. Separate Accounts

Thrivent Financial administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contractholders. A substantial portion of the separate accounts of Thrivent Financial are nonguaranteed. A portion of the separate accounts contains guaranteed elements. As of December 31, 2013 and 2012, the maximum amount of those guarantees was estimated at $125 million and $230 million, respectively. The following table presents the explicit risk charges paid by separate account contractholders for these guarantees during the years ended December 31, and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):

	2013	2012	2011	2010
Risk charge paid	$58	$42	$31	$20
Payments for guaranteed benefits	3	4	5	6

The distribution of investments in the separate account assets as of December 31 was as follows:

	2013	2012
Equity funds	52%	46%
Bonds funds	28	34
Balanced funds	18	17
Other	2	3

Total separate account assets	100%	100%

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2013
Reserves:
For accounts with assets at fair value	$442	$19,393	$19,835

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$442	$—	$442
At fair value	—	19,334	19,334
Not subject to discretionary withdrawal	—	59	59

Total	$442	$19,393	$19,835

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 4. Separate Accounts, continued

The following tables summarize information for the separate accounts as of and for the years ended December 31 (in millions):

	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2012
Reserves:
For accounts with assets at fair value	$469	$15,209	$15,678

By withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$469	$—	$469
At fair value	—	15,158	15,158
Not subject to discretionary withdrawal	—	51	51

Total	$469	$15,209	$15,678

	2013	2012	2011
Premiums, considerations and deposits:
Non-indexed guarantee	$5	$7	$12
Non-guaranteed	2,715	2,306	1,937

Total	$2,720	$2,313	$1,949

	2013	2012	2011
Transfers to separate accounts	$2,718	$2,311	$1,945
Transfers from separate accounts	(1,028)	(957)	(881)
Other items	(2)	(4)	(1)

Transfers to separate accounts, net	$1,688	$1,350	$1,063

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves and claims liabilities, is summarized below (in millions):

	2013	2012
Net balance at January 1	$759	$698
Incurred related to:
Current year	336	315
Prior years	13	16

Total incurred	349	331
Paid related to:
Current year	66	64
Prior years	221	206

Total paid	287	270

Net balance at December 31	$821	$759

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 5. Claims Liabilities, continued

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):

	2013	2012	2011
Direct premiums	$5,282	$5,035	$4,829
Reinsurance ceded	(90)	(84)	(78)

Net premiums	$5,192	$4,951	$4,751

Reinsurance claims recovered	$40	$36	$38

Aggregate reserves and contract claims liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as follows (in millions):

	2013	2012
Life insurance	$489	$428
Accident and health	1	1

Total	$490	$429

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.

Four reinsurance companies account for approximately 92% of the reinsurance recoverable as of December 31, 2013. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 7. Surplus

Thrivent Financial is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. Thrivent Financial exceeds the RBC requirements as of December 31, 2013 and 2012.

As of December 31, unassigned funds were represented or reduced by the following categories and amounts (in millions):

	2013	2012
Unrealized gains and losses	$413	$344
Non-admitted assets	(93)	(222)
Separate account business	79	115
Asset valuation reserve	(940)	(1,571)

Note 8. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of Thrivent Financial’s financial instruments carried at fair value and valued on a recurring basis were as follows (in millions):

	Level 1	Level 2	Level 3	Total
December 31, 2013
Unaffiliated common stocks:
Large-cap	$235	$6	$—	$241
Mid-cap	72	—	—	72
International	—	42	—	42
REITs	55	—	—	55
Other	255	29	—	284
Short-term investments	55	23	—	78
Assets held in separate accounts	—	20,414	—	20,414

Total	$672	$20,514	$—	$21,186

December 31, 2012
Unaffiliated common stocks:
Large-cap	$235	$7	$—	$242
Mid-cap	71	—	—	71
International	—	57	—	57
REITs	68	—	—	68
Other	245	23	—	268
Short-term investments	225	—	—	225
Assets held in separate accounts	—	16,161	—	16,161

Total	$844	$16,248	$—	$17,092

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Carried at Fair Value, continued

Level 1 Financial Instruments

This category includes unaffiliated common stocks and short-term investments. Short-term investments consist of money market mutual funds whose fair value is based on the quoted daily net asset value of the invested fund.

Level 2 Financial Instruments

Level 2 financial instruments include certain unaffiliated common stocks and assets held in separate accounts. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.

Level 3 Financial Instruments

There were no gains or losses recognized in net income during 2013, 2012 or 2011 attributable to the change in unrealized gains and losses related to Level 3 assets still held at December 31, 2013, 2012 or 2011.

The following table shows the changes in fair values for the other unaffiliated common stocks categorized as Level 3 (in millions):

2012
Balance, January 1	$16
Realized gains and losses included in net income	1
Unrealized gains and losses	1
Sales	(14)
Transfers out of Level 3	(4)

Balance, December 31	$—

Transfers

The fair values of significant transfers between Thrivent Financial’s Level 1, Level 2 and Level 3 fair value measurements as of December 31 were as follows (in millions):

	Transfers out of Level 1 into:		Transfers out of Level 2 into:		Transfers out of Level 3 into:
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2
December 31, 2013	$—	$—	$—	$—	$—	$—
December 31, 2012	$—	$—	$—	$—	$4	$—

Transfers between fair value hierarchy levels are recognized at the end of the reporting period. The transfers during 2013 and 2012 were due to price source changes.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value

The carrying value and fair value of Thrivent Financial’s financial instruments not carried at fair value are presented below (in millions). The estimated fair value is determined on a recurring basis for all financial instruments not carried at fair value except for real estate held-for-sale. Bonds incorrectly classified as Level 2 financial instruments in the prior year have been restated to Level 1, and other invested assets classified as Level 3 financial instruments in the prior year have been restated to Level 2.

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2013
Financial assets:
Bonds	$37,437	$2,017	$31,690	$5,405	$39,112
Unaffiliated preferred stocks	103	—	103	6	109
Mortgage loans	7,298	—	—	7,566	7,566
Contract loans	1,220	—	—	1,220	1,220
Cash, cash equivalents and short-term investments	1,352	65	1,284	6	1,355
Limited partnerships	2,362	—	—	2,369	2,369
Real estate — held-for-sale	18	—	—	21	21
Other invested assets	184	—	107	73	180
Financial liabilities:
Deferred annuities	11,219	—	—	11,165	11,165
Liabilities related to separate accounts	20,335	—	20,355	—	20,355
Other liabilities	2,887	—	—	2,887	2,887

December 31, 2012
Financial assets:
Bonds	$35,965	$1,295	$32,818	$5,678	$39,791
Unaffiliated preferred stocks	91	—	102	—	102
Mortgage loans	7,336	—	—	8,058	8,058
Contract loans	1,244	—	—	1,244	1,244
Cash, cash equivalents and short-term investments	3,111	—	3,111	—	3,111
Limited partnerships	2,282	—	—	2,288	2,288
Real estate — held-for-sale	35	—	—	35	35
Other invested assets	222	—	114	144	258
Financial liabilities:
Deferred annuities	10,953	—	—	10,896	10,896
Liabilities related to separate accounts	16,047	—	16,047	—	16,047
Other liabilities	2,888	—	—	2,888	2,888

Level 1 Financial Instruments

Financial instruments categorized as Level 1 include bonds, which are priced based on quoted market prices, and cash.

Level 2 Financial Instruments

Level 2 financial instruments include bonds, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets and liabilities related to separate accounts.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

Level 2 Financial Instruments, continued

Bonds and stocks based on quoted market prices, where available, primarily include U.S. Treasury bonds and unaffiliated preferred stocks. Bonds that are priced using a third party pricing vendor primarily include certain corporate debt securities and asset-backed securities. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent Financial is unable to obtain a price from a third party pricing vendor, management may obtain a broker quote or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data, where available. These investments primarily include private placement debt securities and other debt obligations.

Cash, cash equivalents and short-term investments includes investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values. Other invested assets includes investments in surplus notes in which the fair values are based on quoted market prices, where available. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include bonds, stocks, mortgage loans, contract loans, short-term investments, limited partnerships, real estate, other invested assets, contractholder funds and other liabilities.

Level 3 bonds and stocks are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments, and primarily include private placement debt securities. The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for contract loans approximate their fair values. Short-term investments include certain securities priced using internal valuation methodologies using significant unobservable inputs. Limited partnerships primarily include private equity investments. The fair values of these investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible. The fair value of real estate held-for-sale is based on current market price assessments on the properties. Other invested assets primarily include real estate joint ventures. The fair values of real estate joint venture investments are estimated using internal valuation methodologies designed for specific asset classes utilizing both income- and market-based approaches where possible.

The fair values for contractholder funds, which includes investment-type contracts, such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. Other liabilities include deposit-type liabilities such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit. The fair values for these instruments are based on current market interest rates offered for these products.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2013	2012	2011	2013	2012	2011
Service cost	$22	$20	$19	$3	$8	$7
Interest cost	42	43	42	6	5	6
Expected return on plan assets	(56)	(55)	(55)	—	—	—
Other	31	20	14	9	1	1

Net periodic cost	$39	$28	$20	$18	$14	$14

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Change in projected benefit obligation:
Benefit obligation, beginning of year	$1,008	$876	$108	$107
Service cost	22	20	3	8
Interest cost	42	43	6	5
Actuarial (gain) loss	(49)	105	(35)	(5)
Transfers from Defined Contribution Plan	1	—	—	—
Inclusion of non-vested benefit obligation	2	n/a	43	n/a
Benefits paid	(38)	(36)	(4)	(7)

Benefit obligation, end of year	$988	$1,008	$121	$108

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Change in plan assets:
Fair value of plan assets, beginning of year	$716	$594	$—	$—
Actual return on plan assets	105	105	—	—
Employer contribution	33	53	4	7
Transfers from Defined Contribution Plan	1	—	—	—
Benefits paid	(38)	(36)	(4)	(7)

Fair value of plan assets, end of year	$817	$716	$—	$—

The plans’ amounts recognized in the statutory-basis financial statements and funding statuses as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Funded status		$(292)		$(108)
Accrued benefit costs	$—	—	$(99)	—
Liability for pension benefits	171	—	(22)	—

Unfunded liabilities at December 31, 2013	(171)	—	(121)	—

Items not yet recognized:
Net losses (gains)	296	425	(11)	25
Net prior service cost	(4)	(5)	33	(2)

Accumulated amounts recognized in periodic pension expenses	$121	$128	$(99)	$(85)

The unfunded liabilities for the retirement plan and other postretirement plans at December 31, 2013, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus.

As of December 31, 2012, the plan had a prepaid pension benefit cost of $128 million, which is non-admitted in the Statutory-Basis Statements of Assets, Liabilities and Surplus. As of December 31, 2012, the accumulated benefit obligation exceeded the fair value of Thrivent Financial’s retirement plan assets. As a result, Thrivent Financial accrued a minimum pension liability of $235 million at December 31, 2012, which is included in other liabilities on the Statutory-Basis Statements of Assets, Liabilities and Surplus. As of December 31, 2012, the accumulated benefit obligation and the non-vested benefit obligation for the retirement plan were $951 million and $2 million, respectively. As of December 31, 2012, the accumulated benefit obligation and the non-vested benefit obligation for the other postretirement plans were $107 million and $43 million, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

A summary of the amounts yet to be recognized in the Statutory-Basis Statement of Operations as of December 31, 2013, is as follows (in millions):

	Retirement Plan			Other Plans
	Net Prior Service Cost	Net Recognized (Gains) Losses	Total	Net Prior Service Cost	Net Recognized (Gains) Losses	Total
Items not yet recognized, beginning of year	$(6)	$426	$420	$(3)	$25	$22
Net prior service cost arising during the period	2	—	2	43	—	43
Net prior service cost recognized	—	—	—	(7)	—	(7)
Net (gain) loss arising during the period	—	(97)	(97)	—	(35)	(35)
Net gain (loss) recognized	—	(33)	(33)	—	(1)	(1)

Items not yet recognized, end of year	$(4)	$296	$292	$33	$(11)	$22

The amounts in unassigned funds expected as of December 31, 2013, to be recognized in the next fiscal year as components of periodic benefit cost (in millions):

	Retirement Plan	Other Plans
December 31, 2013
Net prior service cost	$(1)	$8
Net recognized gains/(losses)	20	(1)

Pension and Other Postretirement Benefit Factors

Thrivent Financial periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation.

	Retirement Plan		Other Plans
	2013	2012	2013	2012
Weighted average assumptions at end of year:
Discount rate	5.10%	4.20%	5.10%	4.20%
Expected return on plan assets	8.00	8.00	N/A	N/A
Rate of compensation increase	3.00	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.25% in 2013 trending down to 5.00% in 2023. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2013 total service and interest cost by $1 million and the postretirement health care benefit obligation by $12 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension and Other Postretirement Benefit Factors, continued

Estimated benefit payments for the next ten years are as follows: 2014 — $50 million; 2015 — $52 million; 2016 — $56 million; 2017 — $59 million; 2018 — $62 million; and 2019 to 2023 — $359 million.

The minimum pension contribution required for 2013 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2014.

Pension Assets

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:

	Target Allocation		Actual Allocation
	2013	2012	2013	2012
Equity securities	62%	66%	61%	63%
Fixed income and other securities	38	34	39	37

Total	100%	100%	100%	100%

Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair values of the defined benefit plan by asset category are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2013
Fixed maturity securities:
U.S. government and agency securities	$50	$—	$—	$50
Securities issued by foreign governments	—	1	—	1
Corporate debt securities	—	201	1	202
Residential mortgage-backed securities	—	51	1	52
Commercial mortgage-backed securities	—	4	—	4
Other debt obligations	—	2	—	2
Common stocks:
Large-cap	239	6	—	245
Mid-cap	17	—	—	17
Small-cap	9	—	—	9
Other	66	—	—	66
Preferred stock	—	1	—	1
Affiliated mutual funds — equity funds	114	—	—	114
Short-term investments	17	67	—	84
Limited partnerships	—	—	6	6

Total	$512	$333	$8	$853

The fair values of the defined benefit plan by asset category are presented below (in millions). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$28	$5	$—	$33
Securities issued by foreign governments	—	2	—	2
Corporate debt securities	—	157	—	157
Residential mortgage-backed securities	—	33	1	34
Commercial mortgage-backed securities	—	9	—	9
Collateralized debt obligations	—	1	—	1
Common stocks:
Large-cap	219	4	—	223
Mid-cap	34	—	—	34
Small-cap	16	—	—	16
REITs	5	—	—	5
Other	27	3	—	30
Affiliated mutual funds — equity funds	140	—	—	140
Short-term investments	15	16	—	31
Limited partnerships	—	—	1	1

Total	$484	$230	$2	$716

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Pension Assets, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $36 million as of December 31, 2013.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2013 or 2012. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

The following table shows the changes in fair values of defined benefit plan assets categorized as Level 3 (in millions):

	Balance, January 1	Purchases	Transfers into Level 3	Balance, December 31
2013
Corporate debt securities	$—	$1	$—	$1
Residential mortgage-backed securities	1	—	—	1
Limited partnerships	1	5	—	6

Total	$2	$6	$—	$8

2012
Residential mortgage-backed securities	$1	$—	$—	$1
Limited partnerships	—	1	—	1

Total	$1	$1	$—	$2

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2013, 2012 and 2011, Thrivent Financial contributed $30 million, $27 million and $30 million, respectively, to these plans.

As of December 31, 2013 and 2012, $99 million and $102 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 10. Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2013, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 10. Commitments and Contingent Liabilities, continued

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off- balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent Financial’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans and other lines of credit of $136 million and $50 million as of December 31, 2013 and 2012, respectively. Commitments to purchase limited partnerships and other invested assets were $1,233 million and $1,463 million as of December 31, 2013 and 2012, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Thrivent Financial has guaranteed that it will maintain the capital and surplus of its insurance affiliate and its trust affiliate above certain levels required by the state of domicile of each company.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $11 million for each of the years ended December 31, 2013, 2012 and 2011. Future minimum aggregate rental commitments as of December 31, 2013, for operating leases were as follows: 2014 — $4 million; 2015 — $3 million; 2016 — $2 million; 2017 — $2 million; and 2018 — $1 million.

Thrivent Financial has rental income generated from real estate held-for-sale and from rental space in its corporate headquarters building. The cost and carrying value of the real estate held-for-sale as of December 31, 2013, was $15 million. Future minimum lease payment receivables under non-cancelable leasing arrangements as of December 31, 2013, are as follows: 2014 — $2 million; 2015 — $1 million; 2016 — $1 million; 2017 — $1 million.

Note 11. Related Party Transactions

Thrivent Financial provides administrative services on behalf of its subsidiaries in accordance with intercompany service agreements. The net amount of expenses allocated under these agreements totaled $79 million, $78 million and $83 million for the years ended December 31, 2013, 2012 and 2011, respectively. The net receivables due from affiliates for the years ended December 31, 2013 and 2012, were $5 million and $8 million, respectively.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 12. Basis of Presentation

The preceding statutory-basis financial statements of Thrivent Financial have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”).

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For GAAP purposes, investments in fixed maturity securities are reported at fair value with the change in fair value reported as a separate component of equity for available-for-sale securities and reported as realized gains or losses for trading securities.

Acquisition Costs

For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized in proportion to estimated margins from interest, mortality and other factors under the contracts.

Contract Liabilities

For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.

Non-Admitted Assets

For GAAP purposes, certain assets, primarily furniture, equipment and agents’ debit balances, are not charged directly to members’ equity and are not excluded from the balance sheet.

Interest Maintenance Reserve

For GAAP purposes, certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are not deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

For GAAP purposes, an asset valuation reserve is not maintained.

Premiums

For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans

Notes to Statutory-Basis Financial Statements, continued

Note 12. Basis of Presentation, continued

Consolidation

For GAAP purposes, subsidiaries are consolidated into the results of their parent.

Differences between consolidated GAAP financial statements and statutory-basis financial statements as of and for the year ended December 31, 2013, have not been quantified but are presumed to be material.

The following table reconciles consolidated GAAP net income to the statutory-basis net income of Thrivent Financial for the years ended December 31, 2012 and 2011, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

	2012	2011
Consolidated GAAP net income	$669	$821
Adjustments to GAAP basis for:
Difference in reserve bases	54	55
Deferred acquisition costs	(89)	(228)
Interest maintenance reserve	(111)	(109)
Difference in reporting basis on invested assets	(28)	(36)
Other	10	(79)

Statutory-basis net income	$505	$424

The following table reconciles consolidated GAAP equity to the statutory-basis capital of Thrivent Financial at December 31, 2012 and 2011, as reported to regulatory authorities and contained in the statutory-basis financial statements included in this report (in millions):

	2012	2011
Consolidated GAAP equity	$11,359	$9,906
Adjustments to GAAP basis for:
Difference in reserve bases	1,300	725
Deferred acquisition costs	(1,729)	(1,804)
Asset valuation reserve	(1,571)	(1,245)
Interest maintenance reserve	(458)	(347)
Difference in reporting basis on invested assets	(4,231)	(2,959)
Non-admitted assets	(220)	(204)
Other	(64)	(68)

Statutory-basis capital	$4,386	$4,004

Report of Independent Auditors

The Board of Directors

Thrivent Financial for Lutherans

We have audited the statutory-basis financial statements of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and have issued our report thereon dated February 18, 2014 (included elsewhere in this Registration Statement). Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Minneapolis, Minnesota

April 24, 2014

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments

As of December 31, 2013

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Bonds:
U.S. government and agency securities	$2,524	$2,518	$2,524
U.S. state and political subdivision securities	146	165	146
Securities issued by foreign governments	105	116	105
Corporate debt securities	25,935	27,548	25,935
Residential mortgage-backed securities	6,663	6,634	6,663
Commercial mortgage-backed securities	1,729	1,792	1,729
Collateralized debt obligations	3	5	3
Other debt obligations	332	334	332

Total bonds	37,437	39,112	37,437
Stocks:
Preferred stocks	103	109	103
Unaffiliated common stocks	539	694	694
Affiliated common stocks	282	366	366

Total stocks	924	1,169	1,163
Mortgage loans	7,298	xxxxx	7,298
Cash, cash equivalents and short term investments	1,430	xxxxx	1,430
Contract loans	1,220	xxxxx	1,220
Limited partnerships	2,362	xxxxx	2,362
Other	267	xxxxx	267

Total cash and invested assets	$50,938		$51,177

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2013:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$21,361	$76	$128
Annuity	13,836	2,811	85
Health	4,697	—	31

	$39,894	$2,887	$244

For the year ended December 31, 2013:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,483	$1,202	$98	$1,956	$637
Annuity	3,538	852	447	4,028	551
Health	311	274	2	563	47
Other	—	247	70	—	(36)

	$5,332	$2,575	$617	$6,547	$1,199

As of December 31, 2012:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$20,738	$78	$120
Annuity	13,620	2,810	74
Health	4,416	—	36

	$38,774	$2,888	$230

For the year ended December 31, 2012:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,592	$1,226	$104	$2,099	$652
Annuity	3,289	905	414	3,861	475
Health	312	270	2	554	44
Other	—	165	26	—	22

	$5,193	$2,566	$546	$6,514	$1,193

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information, continued

As of and For the Years Ended December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2011:

	Aggregate reserves	Deposit liabilities	Contract Claims
Life	$19,934	$79	$112
Annuity	13,503	2,775	77
Health	4,136	—	32

	$37,573	$2,854	$221

For the year ended December 31, 2011:

	Premiums and Considerations	Net investment income	Separate account fees and other	Benefits, claims, etc.	Commissions and other expenses
Life	$1,517	$1,225	$95	$2,016	$668
Annuity	3,176	916	312	3,786	453
Health	318	256	2	536	46
Other	—	136	34	—	2

	$5,011	$2,533	$443	$6,338	$1,169

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2013, 2012 and 2011

(in millions)

As of December 31, 2013:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$178,306	$46,685	$—	$131,620	—
Premiums:
Life	1,572	89	—	1,483	—
Annuity	3,398	—	—	3,398	—
Health	312	1	—	311	—

	$5,282	$90	$—	$5,192	—

As of December 31, 2012:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$174,441	$42,840	$—	$131,601	—
Premiums:
Life	1,675	83	—	1,592	—
Annuity	3,047	—	—	3,047	—
Health	313	1	—	312	—

	$5,035	$84	$—	$4,951	—

As of December 31, 2011:

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$170,232	$38,787	$—	$131,445	—
Premiums:
Life	1,594	77	—	1,517	—
Annuity	2,916	—	—	2,916	—
Health	319	1	—	318	—

	$4,829	$78	$—	$4,751	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders of

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account A (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account A at December 31, 2013, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 24, 2014

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

December 31, 2013

Subaccount	Investments at fair value	Net assets	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Deathclaim units	Deathclaim unit value	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$49,984,099	$49,984,099	$49,984,099	2,964,551	$16.86	—	$16.10	$39,100,517	3,324,251
Moderately Aggressive Allocation	$178,555,716	$178,555,716	$178,555,716	10,971,647	$16.27	1,069	$15.75	$146,329,676	12,422,737
Moderate Allocation	$306,983,305	$306,983,305	$306,983,305	19,689,784	$15.59	3,868	$15.29	$259,393,885	22,515,021
Moderately Conservative Allocation	$116,102,035	$116,102,035	$116,102,035	8,021,515	$14.46	8,795	$14.34	$102,862,422	9,137,791
Growth and Income Plus	$2,971,635	$2,971,635	$2,971,635	249,613	$11.90	—	$12.11	$2,471,133	254,914
Balanced Income Plus	$158,016,331	$158,016,331	$158,016,331	5,132,591	$30.65	42,991	$15.80	$132,822,266	9,145,893
Diversified Income Plus	$25,976,652	$25,976,652	$25,976,652	1,396,142	$18.61	124	$16.38	$23,103,002	3,313,010
Opportunity Income Plus	$1,963,352	$1,963,352	$1,963,352	143,443	$13.69	—	$13.47	$1,948,162	193,424
Partner Technology	$4,202,889	$4,202,889	$4,202,889	394,696	$10.65	5	$15.42	$2,883,556	433,931
Partner Healthcare	$2,869,977	$2,869,977	$2,869,977	164,299	$17.47	8	$17.77	$2,179,129	170,437
Natural Resources	$2,079,411	$2,079,411	$2,079,411	251,918	$8.25	7	$8.40	$2,236,672	276,407
Partner Emerging Markets Equity	$2,404,330	$2,404,330	$2,404,330	197,582	$12.17	5	$12.38	$2,141,176	192,761
Real Estate Securities	$8,453,155	$8,453,155	$8,453,155	321,815	$26.27	—	$14.81	$7,129,358	470,085
Partner Small Cap Growth	$2,546,990	$2,546,990	$2,546,990	132,317	$19.25	—	$17.79	$1,706,209	132,425
Partner Small Cap Value	$6,854,661	$6,854,661	$6,854,661	199,620	$34.34	—	$20.71	$4,124,386	242,467
Small Cap Stock	$14,822,767	$14,822,767	$14,822,767	683,098	$21.69	430	$15.47	$9,631,443	834,295
Small Cap Index	$145,142,682	$145,142,682	$145,142,682	2,683,263	$54.07	5,885	$19.52	$109,086,650	8,124,552
Mid Cap Growth	$8,512,779	$8,512,779	$8,512,779	363,263	$23.43	—	$20.27	$5,384,340	334,439
Partner Mid Cap Value	$2,151,388	$2,151,388	$2,151,388	110,390	$19.49	—	$18.30	$1,559,628	116,602
Mid Cap Stock	$17,637,859	$17,637,859	$17,637,859	835,280	$21.11	449	$17.70	$10,432,649	998,554
Mid Cap Index	$17,316,216	$17,316,216	$17,316,216	672,770	$25.74	—	$19.44	$12,689,745	1,097,011
Partner Worldwide Allocation	$27,714,279	$27,714,279	$27,714,279	2,694,926	$10.28	1,668	$10.45	$21,731,023	2,765,427
Partner All Cap	$3,575,738	$3,575,738	$3,575,738	219,668	$16.28	—	$17.08	$2,680,805	281,317
Large Cap Growth	$15,548,317	$15,548,317	$15,548,317	867,600	$17.92	206	$16.85	$9,106,398	610,792
Partner Growth Stock	$3,937,005	$3,937,005	$3,937,005	185,032	$21.28	—	$18.93	$2,388,815	209,518
Large Cap Value	$18,302,180	$18,302,180	$18,302,180	812,338	$22.53	233	$16.28	$11,920,264	1,174,421
Large Cap Stock	$26,987,329	$26,987,329	$26,987,329	2,138,621	$12.61	849	$14.53	$20,056,834	2,285,261
Large Cap Index	$190,952,333	$190,952,333	$190,952,333	5,237,574	$36.41	15,329	$16.51	$142,288,222	7,400,250
High Yield	$11,792,770	$11,792,770	$11,792,770	541,681	$21.77	—	$18.02	$11,191,429	2,326,220
Income	$11,026,042	$11,026,042	$11,026,042	678,970	$16.24	—	$14.47	$10,684,535	1,065,854
Bond Index	$31,341,371	$31,341,371	$31,341,371	1,478,363	$21.19	334	$13.34	$31,070,257	2,968,749
Limited Maturity Bond	$13,961,095	$13,961,095	$13,961,095	1,106,844	$12.61	—	$12.00	$13,989,291	1,421,816
Money Market	$9,544,188	$9,544,188	$9,544,188	9,157,194	$1.04	6,459	$1.06	$9,544,190	9,544,190

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Income

For the Year Ended December 31, 2013

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$571,479	$(569,215)	$2,264	$691,974	$582,839	$9,070,724	$10,345,537	$10,347,801
Moderately Aggressive Allocation	$2,505,561	$(2,090,245)	$415,316	$1,669,586	$3,672,860	$24,388,695	$29,731,141	$30,146,457
Moderate Allocation	$4,459,640	$(3,654,333)	$805,307	$2,304,372	$5,951,341	$28,395,826	$36,651,539	$37,456,846
Moderately Conservative Allocation	$1,797,195	$(1,474,586)	$322,609	$1,427,032	$2,325,309	$4,601,395	$8,353,736	$8,676,345
Growth and Income Plus	$46,770	$(30,171)	$16,599	$77,484	$—	$333,810	$411,294	$427,893
Balanced Income Plus	$2,863,543	$(1,935,659)	$927,884	$2,194,662	$5,007,917	$15,415,094	$22,617,673	$23,545,557
Diversified Income Plus	$605,427	$(300,838)	$304,589	$236,495	$—	$1,587,862	$1,824,357	$2,128,946
Opportunity Income Plus	$48,779	$(24,110)	$24,669	$12,633	$15,850	$(104,940)	$(76,457)	$(51,788)
Partner Technology	$—	$(47,299)	$(47,299)	$159,519	$—	$820,229	$979,748	$932,449
Partner Healthcare	$7,238	$(27,170)	$(19,932)	$65,715	$78,404	$415,895	$560,014	$540,082
Natural Resources	$14,190	$(26,324)	$(12,134)	$(50,860)	$—	$227,317	$176,457	$164,323
Partner Emerging Markets Equity	$27,088	$(33,495)	$(6,407)	$132,201	$—	$(363,780)	$(231,579)	$(237,986)
Real Estate Securities	$136,635	$(117,984)	$18,651	$343,714	$—	$(261,355)	$82,359	$101,010
Partner Small Cap Growth	$—	$(26,384)	$(26,384)	$136,584	$42,954	$550,803	$730,341	$703,957
Partner Small Cap Value	$117,653	$(77,628)	$40,025	$413,449	$30,653	$1,377,683	$1,821,785	$1,861,810
Small Cap Stock	$48,940	$(169,660)	$(120,720)	$498,418	$—	$3,620,257	$4,118,675	$3,997,955
Small Cap Index	$1,595,950	$(1,621,664)	$(25,714)	$1,998,913	$5,408,710	$35,244,057	$42,651,680	$42,625,966
Mid Cap Growth	$26,441	$(98,505)	$(72,064)	$433,439	$4,382	$1,646,162	$2,083,983	$2,011,919
Partner Mid Cap Value	$18,968	$(23,513)	$(4,545)	$118,111	$82,955	$287,317	$488,383	$483,838
Mid Cap Stock	$59,354	$(199,493)	$(140,139)	$687,048	$—	$4,096,418	$4,783,466	$4,643,327
Mid Cap Index	$139,006	$(194,204)	$(55,198)	$359,421	$473,791	$3,402,529	$4,235,741	$4,180,543
Partner Worldwide Allocation	$7,001	$(329,634)	$(322,633)	$464,751	$—	$3,539,483	$4,004,234	$3,681,601
Partner All Cap	$25,353	$(41,631)	$(16,278)	$86,111	$—	$833,536	$919,647	$903,369
Large Cap Growth	$87,994	$(175,073)	$(87,079)	$831,955	$—	$3,439,255	$4,271,210	$4,184,131
Partner Growth Stock	$993	$(43,656)	$(42,663)	$209,096	$—	$950,962	$1,160,058	$1,117,395
Large Cap Value	$245,659	$(207,366)	$38,293	$696,699	$—	$3,565,646	$4,262,345	$4,300,638
Large Cap Stock	$280,466	$(308,801)	$(28,335)	$683,176	$—	$5,434,142	$6,117,318	$6,088,983
Large Cap Index	$2,925,366	$(2,197,079)	$728,287	$3,073,046	$1,749,683	$40,575,537	$45,398,266	$46,126,553
High Yield	$755,880	$(150,307)	$605,573	$103,125	$—	$(70,499)	$32,626	$638,199
Income	$482,574	$(160,601)	$321,973	$162,267	$29,539	$(713,986)	$(522,180)	$(200,207)
Bond Index	$669,883	$(430,199)	$239,684	$269,093	$1,088,473	$(2,904,494)	$(1,546,928)	$(1,307,244)
Limited Maturity Bond	$237,551	$(196,177)	$41,374	$21,822	$—	$(195,120)	$(173,298)	$(131,924)
Money Market	$—	$(125,112)	$(125,112)	$—	$—	$—	$—	$(125,112)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes of Net Assets

For the Year Ended December 31, 2013

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Transfers between subaccounts	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$2,264	$1,274,813	$9,070,724	$10,347,801	$1,154,160	$(3,582,165)	$(2,939)	$(734,823)	$(3,165,767)	$7,182,034	$42,802,065	$49,984,099
Moderately Aggressive Allocation	$415,316	$5,342,446	$24,388,695	$30,146,457	$4,329,647	$(10,587,646)	$(6,547)	$(1,490,051)	$(7,754,597)	$22,391,860	$156,163,856	$178,555,716
Moderate Allocation	$805,307	$8,255,713	$28,395,826	$37,456,846	$8,212,639	$(19,390,798)	$(11,069)	$3,209,915	$(7,979,313)	$29,477,533	$277,505,772	$306,983,305
Moderately Conservative Allocation	$322,609	$3,752,341	$4,601,395	$8,676,345	$2,988,308	$(10,285,676)	$(5,398)	$(1,446,382)	$(8,749,148)	$(72,803)	$116,174,838	$116,102,035
Growth and Income Plus	$16,599	$77,484	$333,810	$427,893	$45,548	$(250,083)	$(106)	$746,196	$541,555	$969,448	$2,002,187	$2,971,635
Balanced Income Plus	$927,884	$7,202,579	$15,415,094	$23,545,557	$2,973,462	$(12,764,927)	$(14,121)	$(4,149,425)	$(13,955,011)	$9,590,546	$148,425,785	$158,016,331
Diversified Income Plus	$304,589	$236,495	$1,587,862	$2,128,946	$1,498,088	$(1,621,482)	$(982)	$3,589,078	$3,464,702	$5,593,648	$20,383,004	$25,976,652
Opportunity Income Plus	$24,669	$28,483	$(104,940)	$(51,788)	$59,265	$(138,575)	$(68)	$100,681	$21,303	$(30,485)	$1,993,837	$1,963,352
Partner Technology	$(47,299)	$159,519	$820,229	$932,449	$80,924	$(205,192)	$(255)	$(274,441)	$(398,964)	$533,485	$3,669,404	$4,202,889
Partner Healthcare	$(19,932)	$144,119	$415,895	$540,082	$206,981	$(118,179)	$(100)	$687,495	$776,197	$1,316,279	$1,553,698	$2,869,977
Natural Resources	$(12,134)	$(50,860)	$227,317	$164,323	$15,834	$(75,625)	$(93)	$(125,796)	$(185,680)	$(21,357)	$2,100,768	$2,079,411
Partner Emerging Markets Equity	$(6,407)	$132,201	$(363,780)	$(237,986)	$85,514	$(96,326)	$(48)	$(247,809)	$(258,669)	$(496,655)	$2,900,985	$2,404,330
Real Estate Securities	$18,651	$343,714	$(261,355)	$101,010	$209,705	$(603,324)	$(429)	$(469,179)	$(863,227)	$(762,217)	$9,215,372	$8,453,155
Partner Small Cap Growth	$(26,384)	$179,538	$550,803	$703,957	$72,057	$(158,247)	$(118)	$79,328	$(6,980)	$696,977	$1,850,013	$2,546,990
Partner Small Cap Value	$40,025	$444,102	$1,377,683	$1,861,810	$170,088	$(347,974)	$(273)	$(349,729)	$(527,888)	$1,333,922	$5,520,739	$6,854,661
Small Cap Stock	$(120,720)	$498,418	$3,620,257	$3,997,955	$182,544	$(819,686)	$(945)	$(1,040,444)	$(1,678,531)	$2,319,424	$12,503,343	$14,822,767
Small Cap Index	$(25,714)	$7,407,623	$35,244,057	$42,625,966	$2,209,346	$(7,526,116)	$(15,049)	$(6,300,546)	$(11,632,365)	$30,993,601	$114,149,081	$145,142,682
Mid Cap Growth	$(72,064)	$437,821	$1,646,162	$2,011,919	$130,594	$(508,452)	$(514)	$(643,107)	$(1,021,479)	$990,440	$7,522,339	$8,512,779
Partner Mid Cap Value	$(4,545)	$201,066	$287,317	$483,838	$85,057	$(79,520)	$(81)	$230,759	$236,215	$720,053	$1,431,335	$2,151,388
Mid Cap Stock	$(140,139)	$687,048	$4,096,418	$4,643,327	$354,617	$(814,523)	$(888)	$(884,849)	$(1,345,643)	$3,297,684	$14,340,175	$17,637,859
Mid Cap Index	$(55,198)	$833,212	$3,402,529	$4,180,543	$455,254	$(1,087,043)	$(598)	$208,770	$(423,617)	$3,756,926	$13,559,290	$17,316,216
Partner Worldwide Allocation	$(322,633)	$464,751	$3,539,483	$3,681,601	$654,398	$(1,405,877)	$(1,492)	$(1,416,653)	$(2,169,624)	$1,511,977	$26,202,302	$27,714,279
Partner All Cap	$(16,278)	$86,111	$833,536	$903,369	$76,515	$(220,214)	$(156)	$(289,833)	$(433,688)	$469,681	$3,106,057	$3,575,738
Large Cap Growth	$(87,079)	$831,955	$3,439,255	$4,184,131	$330,117	$(1,036,453)	$(726)	$(1,068,372)	$(1,775,434)	$2,408,697	$13,139,620	$15,548,317
Partner Growth Stock	$(42,663)	$209,096	$950,962	$1,117,395	$159,134	$(150,245)	$(120)	$(275,874)	$(267,105)	$850,290	$3,086,715	$3,937,005
Large Cap Value	$38,293	$696,699	$3,565,646	$4,300,638	$304,795	$(820,264)	$(678)	$(253,524)	$(769,671)	$3,530,967	$14,771,213	$18,302,180
Large Cap Stock	$(28,335)	$683,176	$5,434,142	$6,088,983	$462,978	$(1,733,879)	$(2,021)	$(757,957)	$(2,030,879)	$4,058,104	$22,929,225	$26,987,329
Large Cap Index	$728,287	$4,822,729	$40,575,537	$46,126,553	$4,892,702	$(11,561,946)	$(19,314)	$(7,799,207)	$(14,487,765)	$31,638,788	$159,313,545	$190,952,333
High Yield	$605,573	$103,125	$(70,499)	$638,199	$436,080	$(686,963)	$(464)	$(115,199)	$(366,546)	$271,653	$11,521,117	$11,792,770
Income	$321,973	$191,806	$(713,986)	$(200,207)	$410,103	$(969,760)	$(404)	$(2,083,973)	$(2,644,034)	$(2,844,241)	$13,870,283	$11,026,042
Bond Index	$239,684	$1,357,566	$(2,904,494)	$(1,307,244)	$833,813	$(2,282,100)	$(1,879)	$(3,463,376)	$(4,913,542)	$(6,220,786)	$37,562,157	$31,341,371
Limited Maturity Bond	$41,374	$21,822	$(195,120)	$(131,924)	$616,304	$(1,770,681)	$(482)	$(2,521,738)	$(3,676,597)	$(3,808,521)	$17,769,616	$13,961,095
Money Market	$(125,112)	$—	$—	$(125,112)	$1,105,389	$(2,257,041)	$(1,278)	$622,196	$(530,734)	$(655,846)	$10,200,034	$9,544,188

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes of Net Assets

For the Year Ended December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net change in net assets from operations	Proceeds from units issued	Transfers for contract benefits and terminations	Administrative charges	Transfers between subaccounts	Net change in net assets from unit transactions	Net change in net assets	Net assets beginning of year	Net assets end of year
Aggressive Allocation	$(281,583)	$2,142,331	$2,746,668	$4,607,416	$1,079,670	$(3,327,882)	$(2,841)	$(3,115,397)	$(5,366,450)	$(759,034)	$43,561,099	$42,802,065
Moderately Aggressive Allocation	$(125,224)	$2,432,528	$14,690,258	$16,997,562	$3,547,646	$(10,151,632)	$(5,978)	$(6,923,849)	$(13,533,813)	$3,463,749	$152,700,107	$156,163,856
Moderate Allocation	$859,227	$3,073,496	$23,103,348	$27,036,071	$7,640,302	$(21,856,073)	$(9,790)	$(356,749)	$(14,582,310)	$12,453,761	$265,052,011	$277,505,772
Moderately Conservative Allocation	$368,473	$1,565,238	$6,996,733	$8,930,444	$4,411,237	$(11,598,462)	$(5,003)	$3,927,353	$(3,264,875)	$5,665,569	$110,509,269	$116,174,838
Growth and Income Plus	$5,166	$26,055	$171,443	$202,664	$104,018	$(137,283)	$(30)	$89,155	$55,860	$258,524	$1,743,663	$2,002,187
Balanced Income Plus	$1,362,531	$5,911,972	$8,896,908	$16,171,411	$3,592,988	$(15,780,410)	$(14,452)	$(8,931,542)	$(21,133,416)	$(4,962,005)	$153,387,790	$148,425,785
Diversified Income Plus	$370,525	$45,793	$1,534,100	$1,950,418	$456,483	$(1,232,495)	$(730)	$4,698,767	$3,922,025	$5,872,443	$14,510,561	$20,383,004
Opportunity Income Plus	$6,009	$67,870	$16,189	$90,068	$14,456	$(153,883)	$(62)	$131,873	$(7,616)	$82,452	$1,911,385	$1,993,837
Partner Technology	$(45,132)	$60,826	$592,669	$608,363	$167,166	$(255,878)	$(284)	$42	$(88,954)	$519,409	$3,149,995	$3,669,404
Partner Healthcare	$(13,372)	$54,092	$184,684	$225,404	$36,394	$(131,279)	$(76)	$256,194	$161,233	$386,637	$1,167,061	$1,553,698
Natural Resources	$(23,279)	$187,700	$(300,617)	$(136,196)	$180,991	$(138,302)	$(99)	$(306,937)	$(264,347)	$(400,543)	$2,501,311	$2,100,768
Partner Emerging Markets Equity	$(19,332)	$133,454	$425,318	$539,440	$171,352	$(363,043)	$(39)	$205,546	$13,816	$553,256	$2,347,729	$2,900,985
Real Estate Securities	$230,363	$264,277	$894,757	$1,389,397	$230,878	$(777,082)	$(386)	$(705,760)	$(1,252,350)	$137,047	$9,078,325	$9,215,372
Partner Small Cap Growth	$(25,232)	$64,679	$152,781	$192,228	$59,323	$(142,475)	$(111)	$(269,769)	$(353,032)	$(160,804)	$2,010,817	$1,850,013
Partner Small Cap Value	$(33,790)	$237,951	$470,901	$675,062	$155,724	$(409,138)	$(241)	$(486,210)	$(739,865)	$(64,803)	$5,585,542	$5,520,739
Small Cap Stock	$(166,301)	$242,649	$966,857	$1,043,205	$254,843	$(1,016,596)	$(892)	$(1,399,384)	$(2,162,029)	$(1,118,824)	$13,622,167	$12,503,343
Small Cap Index	$(683,176)	$9,363,122	$7,087,707	$15,767,653	$1,647,201	$(9,231,816)	$(14,916)	$(9,124,680)	$(16,724,211)	$(956,558)	$115,105,639	$114,149,081
Mid Cap Growth	$(74,664)	$238,974	$564,779	$729,089	$166,018	$(461,210)	$(459)	$567,138	$271,487	$1,000,576	$6,521,763	$7,522,339
Partner Mid Cap Value	$(6,304)	$61,040	$158,654	$213,390	$89,179	$(157,341)	$(37)	$(34,613)	$(102,812)	$110,578	$1,320,757	$1,431,335
Mid Cap Stock	$(149,057)	$494,859	$1,452,796	$1,798,598	$335,684	$(1,114,273)	$(814)	$(1,666,466)	$(2,445,869)	$(647,271)	$14,987,446	$14,340,175
Mid Cap Index	$(68,007)	$1,498,401	$613,471	$2,043,865	$238,746	$(1,144,668)	$(509)	$(1,065,616)	$(1,972,047)	$71,818	$13,487,472	$13,559,290
Partner Worldwide Allocation	$205,333	$210,733	$2,540,547	$2,956,613	$233,132	$(832,558)	$(571)	$20,841,321	$20,241,324	$23,197,937	$3,004,365	$26,202,302
Partner All Cap	$(25,177)	$(8,995)	$424,921	$390,749	$32,597	$(305,067)	$(147)	$(91,547)	$(364,164)	$26,585	$3,079,472	$3,106,057
Large Cap Growth	$(13,357)	$531,504	$1,578,636	$2,096,783	$394,579	$(957,714)	$(652)	$(513,078)	$(1,076,865)	$1,019,918	$12,119,702	$13,139,620
Partner Growth Stock	$(38,771)	$95,382	$426,064	$482,675	$55,765	$(212,652)	$(87)	$(66,032)	$(223,006)	$259,669	$2,827,046	$3,086,715
Large Cap Value	$69,003	$434,545	$1,736,703	$2,240,251	$364,959	$(1,234,941)	$(654)	$(1,567,606)	$(2,438,242)	$(197,991)	$14,969,204	$14,771,213
Large Cap Stock	$(55,265)	$125,979	$2,960,295	$3,031,009	$543,384	$(1,690,493)	$(1,748)	$(2,464,386)	$(3,613,243)	$(582,234)	$23,511,459	$22,929,225
Large Cap Index	$692,877	$432,966	$20,539,834	$21,665,677	$4,323,745	$(13,344,951)	$(19,713)	$(13,429,100)	$(22,470,019)	$(804,342)	$160,117,887	$159,313,545
High Yield	$573,452	$53,661	$706,809	$1,333,922	$315,519	$(674,600)	$(392)	$1,970,583	$1,611,110	$2,945,032	$8,576,085	$11,521,117
Income	$335,262	$194,567	$664,567	$1,194,396	$414,930	$(1,959,855)	$(395)	$1,931,173	$385,853	$1,580,249	$12,290,034	$13,870,283
Bond Index	$288,535	$881,517	$168,646	$1,338,698	$767,672	$(3,415,768)	$(1,987)	$503,058	$(2,147,025)	$(808,327)	$38,370,484	$37,562,157
Limited Maturity Bond	$68,839	$(3,739)	$460,728	$525,828	$642,841	$(1,938,930)	$(498)	$(316,421)	$(1,613,008)	$(1,087,180)	$18,856,796	$17,769,616
Money Market	$(141,394)	$—	$—	$(141,394)	$1,807,945	$(2,412,130)	$(1,361)	$(2,664,941)	$(3,270,487)	$(3,411,881)	$13,611,915	$10,200,034

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Annuity Account A

Notes to Financial Statements

As of December 31, 2013

(1) ORGANIZATION

The Thrivent Variable Annuity Account A (the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 33 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Growth and Income Plus (d)	Thrivent Series Fund, Inc. — Growth and Income Plus Portfolio
Balanced Income Plus (e)	Thrivent Series Fund, Inc. — Balanced Income Plus Portfolio
Diversified Income Plus (j)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Opportunity Income Plus (f)	Thrivent Series Fund, Inc. — Opportunity Income Plus Portfolio
Partner Technology (n)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Natural Resources (l)	Thrivent Series Fund, Inc. — Natural Resources Portfolio
Partner Emerging Markets Equity (m)	Thrivent Series Fund, Inc. — Partner Emerging Markets Equity Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (g)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (h)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (i)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock (a, b, c)	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income (k)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Partner All Cap Value Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(b)	Partner All Cap Growth Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

(c)	Partner Socially Responsible Stock Portfolio merged into the Large Cap Stock Portfolio as of August 16, 2013.
(d)	Formerly known as Equity Income Plus, name change effective August 16, 2013
(e)	Formerly known as Balanced, name change effective August 16, 2013
(f)	Formerly known as Mortgage Securities, name change effective August 16, 2013
(g)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(h)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(i)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(j)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(k)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(l)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(m)	Formerly Partner Emerging Markets, name change effective July 27, 2012
(n)	Formerly known as Technology, name change effective June 30, 2009

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for the subaccount’s investments are based on the quoted daily net asset values of the Funds in which the subaccounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

A contract maintenance charge of $25 per contract year is deducted to reimburse Thrivent Financial for administrative expenses related to the contract. This fee is waived if the sum of the total net premiums are $1,500 or more at the end of the contract year or at surrender. A surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES - continued

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $10 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.25% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2013, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. Additional details of these net asset based charges can be found in the Fund’s annual report.

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

Subaccount	Units Outstanding at January 1, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013
Aggressive Allocation	3,593,785	224,577		(633,066)	3,185,296	225,680		(446,425)	2,964,551
Moderately Aggressive Allocation	12,529,200	732,264		(1,765,047)	11,496,417	771,443		(1,295,144)	10,972,716
Moderate Allocation	21,328,232	1,748,263		(2,836,882)	20,239,613	1,631,507		(2,177,468)	19,693,652
Moderately Conservative Allocation	8,906,116	1,340,371		(1,595,356)	8,651,131	756,731		(1,377,552)	8,030,310
Growth and Income Plus	195,975	54,017		(48,622)	201,370	98,721		(50,478)	249,613
Balanced Income Plus	6,483,799	329,441		(1,166,832)	5,646,408	372,989		(843,815)	5,175,582
Diversified Income Plus	968,412	363,529	61,709	(190,686)	1,202,964	415,691		(222,389)	1,396,266
Opportunity Income Plus	142,351	25,868		(26,354)	141,865	39,802		(38,224)	143,443
Partner Technology	450,656	74,704		(86,317)	439,043	50,403		(94,745)	394,701
Partner Healthcare	103,082	31,661		(19,584)	115,159	74,418		(25,270)	164,307
Natural Resources	313,554	86,677		(124,872)	275,359	31,941		(55,375)	251,925
Partner Emerging Markets Equity	219,628	75,254		(76,732)	218,150	50,094		(70,657)	197,587
Real Estate Securities	404,890	31,825		(82,655)	354,060	38,769		(71,014)	321,815
Partner Small Cap Growth	161,185	12,739		(39,490)	134,434	32,164		(34,281)	132,317
Partner Small Cap Value	248,160	21,612		(52,610)	217,162	28,185		(45,727)	199,620
Small Cap Stock	911,159	27,422		(164,757)	773,824	34,037		(124,333)	683,528
Small Cap Index	3,399,484	105,896		(562,561)	2,942,819	134,937		(388,608)	2,689,148
Mid Cap Growth	397,340	90,643	71,938	(146,390)	413,531	34,201		(84,469)	363,263
Partner Mid Cap Value	103,767	19,287		(26,778)	96,276	43,918		(29,804)	110,390
Mid Cap Stock	1,072,603	39,977		(203,347)	909,233	55,867		(129,371)	835,729
Mid Cap Index	797,335	40,675		(146,432)	691,578	83,214		(102,022)	672,770
Partner Worldwide Allocation	393,452	2,827,915	2,761,016	(3,053,835)	2,928,548	188,198		(420,152)	2,696,594
Partner All Cap	281,227	18,008		(48,878)	250,357	15,883		(46,572)	219,668
Large Cap Growth	1,070,335	139,358	31,089	(254,794)	985,988	73,699		(191,881)	867,806
Partner Growth Stock	213,480	24,573		(39,133)	198,920	26,830		(40,718)	185,032
Large Cap Value	1,004,654	54,954		(205,810)	853,798	96,361		(137,588)	812,571
Large Cap Stock	2,706,787	80,814		(461,014)	2,326,587	93,551	129,431	(410,099)	2,139,470

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at January 1, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2013
Large Cap Index	6,548,470	319,155		(1,167,483)	5,700,142	326,552		(773,791)	5,252,903
High Yield	477,719	172,587		(91,584)	558,722	97,749		(114,790)	541,681
Income	818,688	247,484	34,775	(258,000)	842,947	107,979		(271,956)	678,970
Bond Index	1,808,023	200,023		(299,768)	1,708,278	132,247		(361,828)	1,478,697
Limited Maturity Bond	1,527,899	251,445		(381,735)	1,397,609	224,217		(514,982)	1,106,844
Money Market	12,746,417	5,484,659		(8,559,188)	9,671,888	8,139,066		(8,647,301)	9,163,653

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$3,093,845	$5,674,509
Moderately Aggressive Allocation	10,997,364	14,663,785
Moderate Allocation	19,901,483	21,124,149
Moderately Conservative Allocation	9,749,033	15,850,262
Growth and Income Plus	1,087,245	529,092
Balanced Income Plus	11,223,680	19,242,890
Diversified Income Plus	6,562,155	2,792,865
Opportunity Income Plus	562,295	500,473
Partner Technology	345,591	791,854
Partner Healthcare	1,139,150	304,482
Natural Resources	218,773	416,587
Partner Emerging Markets Equity	566,873	831,949
Real Estate Securities	923,158	1,767,733
Partner Small Cap Growth	519,492	509,902
Partner Small Cap Value	795,832	1,253,042
Small Cap Stock	318,333	2,117,585
Small Cap Index	8,238,367	14,487,736
Mid Cap Growth	480,062	1,569,222
Partner Mid Cap Value	802,837	488,211
Mid Cap Stock	683,641	2,169,423
Mid Cap Index	1,860,963	1,865,988
Partner Worldwide Allocation	844,104	3,336,361
Partner All Cap	209,441	659,406
Large Cap Growth	734,789	2,597,302
Partner Growth Stock	400,934	710,702
Large Cap Value	1,762,435	2,493,813
Large Cap Stock	2,170,533	4,229,746
Large Cap Index	7,076,089	19,085,884
High Yield	2,342,074	2,103,047
Income	1,681,663	3,974,185
Bond Index	3,104,775	6,690,160
Limited Maturity Bond	2,511,849	6,147,072
Money Market	7,381,062	8,036,907

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2013, except as indicated in Note 1, follows:

Subaccount	2013	2012	2011	2010	2009

Aggressive Allocation
Units	2,964,551	3,185,296	3,586,599	3,885,682	4,173,891
Unit value	$16.86	$13.44	$12.12	$12.78	$11.01
Deathclaim units	—	—	7,186	—	—
Deathclaim unit value	$16.10	$12.79	$11.51	$12.09	$10.39
Net assets	$49,984,099	$42,802,065	$43,561,099	$49,644,787	$45,944,322
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.25%	0.63%	1.31%	1.47%	4.41%
Total return (c)	25.48-25.85%	10.85-11.18%	(5.12)-(4.83)%	16.07-16.42%	29.00-29.39%

Moderately Aggressive Allocation
Units	10,971,647	11,493,417	12,527,273	13,047,121	13,844,240
Unit value	$16.27	$13.58	$12.19	$12.70	$11.14
Deathclaim units	1,069	3,000	1,927	5,389	2,728
Deathclaim unit value	$15.75	$13.11	$11.73	$12.19	$10.66
Net assets	$178,555,716	$156,163,856	$152,700,107	$165,818,622	$154,315,353
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.50%	1.18%	1.97%	2.29%	4.88%
Total return (c)	19.80-20.15%	11.46-11.79%	(4.07)-(3.78)%	14.00-14.34%	28.19-28.57%

Moderate Allocation
Units	19,689,784	20,238,142	21,316,157	22,173,655	22,493,141
Unit value	$15.59	$13.71	$12.43	$12.71	$11.32
Deathclaim units	3,868	1,471	12,075	8,355	—
Deathclaim unit value	$15.29	$13.41	$12.12	$12.36	$10.97
Net assets	$306,983,305	$277,505,772	$265,052,011	$282,017,742	$254,715,564
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.53%	1.57%	2.22%	2.54%	4.79%
Total return (c)	13.69-14.03%	10.33-10.66%	(2.25)-(1.96)%	12.27-12.61%	25.31-25.69%

Moderately Conservative Allocation
Units	8,021,515	8,649,339	8,905,533	8,764,871	8,425,879
Unit value	$14.46	$13.43	$12.41	$12.54	$11.40
Deathclaim units	8,795	1,792	583	1,331	610
Deathclaim unit value	$14.34	$13.28	$12.23	$12.33	$11.17
Net assets	$116,102,035	$116,174,838	$110,509,269	$109,922,241	$96,032,444
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.52%	1.58%	2.16%	2.42%	4.20%
Total return (c)	7.66-7.99%	8.23-8.55%	(1.05)-(0.75)%	10.03-10.36%	21.01-21.37%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Growth and Income Plus
Units	249,613	201,370	195,755	114,001	49,355
Unit value	$11.90	$9.94	$8.90	$9.24	$8.05
Deathclaim units	—	—	220	—	—
Deathclaim unit value	$12.11	$10.08	$9.00	$9.31	$8.09
Net assets	$2,971,635	$2,002,187	$1,743,663	$1,052,870	$397,100
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.94%	1.52%	0.28%	2.91%	3.40%
Total return (c)	19.73-20.09%	11.75-12.09%	(3.66)-(3.37)%	14.79-15.13%	15.23-15.57%

Balanced Income Plus
Units	5,132,591	5,633,600	6,457,802	7,653,594	9,057,566
Unit value	$30.65	$26.31	$23.70	$23.03	$20.59
Deathclaim units	42,991	12,808	25,997	19,437	6,344
Deathclaim unit value	$15.80	$13.53	$12.15	$11.77	$10.49
Net assets	$158,016,331	$148,425,785	$153,387,790	$176,547,296	$186,553,564
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.85%	2.14%	2.24%	2.59%	4.41%
Total return (c)	16.48-16.83%	11.02-11.35%	2.89-3.20%	11.89-12.22%	20.25-20.61%

Diversified Income Plus
Units	1,396,142	1,202,391	966,768	971,997	1,009,689
Unit value	$18.61	$16.95	$14.99	$14.83	$12.97
Deathclaim units	124	573	1,644	335	1,058
Deathclaim unit value	$16.38	$14.88	$13.12	$12.94	$11.28
Net assets	$25,976,652	$20,383,004	$14,510,561	$14,421,099	$13,101,486
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.51%	3.47%	5.01%	4.91%	7.82%
Total return (c)	9.79-10.12%	13.06-13.40%	1.04-1.35%	14.41-14.75%	31.41-31.81%

Opportunity Income Plus
Units	143,443	141,865	142,351	161,438	202,336
Unit value	$13.69	$14.05	$13.43	$13.01	$11.75
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$13.47	$13.79	$13.13	$12.68	$11.42
Net assets	$1,963,352	$1,993,837	$1,911,385	$2,099,893	$2,377,437
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.53%	1.56%	2.89%	3.41%	3.56%
Total return (c)	(2.61)-(2.32)%	4.67-4.99%	3.23-3.54%	10.70-11.03%	11.62-11.95%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Partner Technology
Units	394,696	439,038	450,651	541,479	645,045
Unit value	$10.65	$8.36	$6.99	$8.12	$6.58
Deathclaim units	5	5	5	—	—
Deathclaim unit value	$15.42	$12.07	$10.06	$11.65	$9.41
Net assets	$4,202,889	$3,669,404	$3,149,995	$4,396,318	$4,242,528
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	27.41-27.79%	19.57-19.93%	(13.91)-(13.65)%	23.45-23.82%	54.64-55.10%

Partner Healthcare
Units	164,299	115,151	102,696	110,034	109,635
Unit value	$17.47	$13.49	$11.32	$11.91	$10.86
Deathclaim units	8	8	386	—	—
Deathclaim unit value	$17.77	$13.68	$11.45	$12.01	$10.91
Net assets	$2,869,977	$1,553,698	$1,167,061	$1,311,052	$1,190,209
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.33%	0.26%	0.00%	0.15%	0.01%
Total return (c)	29.47-29.85%	19.17-19.53%	(4.98)-(4.70)%	9.75-10.08%	22.29-22.66%

Natural Resources
Units	251,918	275,352	313,036	267,443	237,609
Unit value	$8.25	$7.63	$7.98	$9.27	$8.07
Deathclaim units	7	7	518	—	—
Deathclaim unit value	$8.40	$7.74	$8.07	$9.34	$8.11
Net assets	$2,079,411	$2,100,768	$2,501,311	$2,478,495	$1,916,739
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.67%	0.24%	0.07%	0.08%	0.00%
Total return (c)	8.19-8.52%	(4.36)-(4.07)%	(13.92)-(13.66)%	14.88-15.23%	41.94-42.36%

Partner Emerging Markets Equity
Units	197,582	218,145	219,623	249,562	165,737
Unit value	$12.17	$13.30	$10.69	$12.14	$9.65
Deathclaim units	5	5	5	—	—
Deathclaim unit value	$12.38	$13.49	$10.81	$12.24	$9.70
Net assets	$2,404,330	$2,900,985	$2,347,729	$3,029,062	$1,599,642
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.01%	0.54%	1.05%	0.00%	0.95%
Total return (c)	(8.49)-(8.22)%	24.40-24.78%	(11.93)-(11.67)%	25.76-26.13%	72.53-73.05%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Real Estate Securities
Units	321,815	354,004	404,755	484,250	577,988
Unit value	$26.27	$26.03	$22.43	$20.86	$16.56
Deathclaim units	—	56	135	—	54
Deathclaim unit value	$14.81	$14.63	$12.56	$11.65	$9.22
Net assets	$8,453,155	$9,215,372	$9,078,325	$10,103,408	$9,572,931
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.45%	3.70%	0.00%	2.70%	4.12%
Total return (c)	0.91-1.22%	16.07-16.42%	7.48-7.80%	25.98-26.36%	27.48-27.86%

Partner Small Cap Growth
Units	132,317	134,434	160,870	185,141	183,315
Unit value	$19.25	$13.76	$12.48	$13.14	$10.32
Deathclaim units	—	—	315	—	—
Deathclaim unit value	$17.79	$12.68	$11.46	$12.03	$9.43
Net assets	$2,546,990	$1,850,013	$2,010,817	$2,432,651	$1,892,606
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.09%
Total return (c)	39.88-40.30%	10.29-10.63%	(5.04)-(4.75)%	27.27-27.65%	33.08-33.48%

Partner Small Cap Value
Units	199,620	217,125	248,064	312,779	341,704
Unit value	$34.34	$25.42	$22.51	$23.26	$19.07
Deathclaim units	—	37	96	—	—
Deathclaim unit value	$20.71	$15.28	$13.49	$13.90	$11.36
Net assets	$6,854,661	$5,520,739	$5,585,542	$7,273,949	$6,517,717
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.89%	0.66%	0.22%	0.96%	0.85%
Total return (c)	35.06-35.47%	12.94-13.28%	(3.20)-(2.91)%	21.92-22.29%	28.62-29.01%

Small Cap Stock
Units	683,098	773,394	910,051	1,121,370	1,349,468
Unit value	$21.69	$16.16	$14.96	$15.99	$12.95
Deathclaim units	430	430	1,108	645	1,024
Deathclaim unit value	$15.47	$11.49	$10.60	$11.30	$9.12
Net assets	$14,822,767	$12,503,343	$13,622,167	$17,941,163	$17,478,867
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.36%	0.00%	0.00%	0.04%	0.92%
Total return (c)	34.21-34.62%	8.05-8.38%	(6.49)-(6.21)%	23.54-23.91%	18.89-19.25%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Small Cap Index
Units	2,683,263	2,934,140	3,386,611	3,961,171	4,613,161
Unit value	$54.07	$38.87	$33.95	$34.19	$27.51
Deathclaim units	5,885	8,679	12,873	4,991	4,938
Deathclaim unit value	$19.52	$14.00	$12.19	$12.24	$9.81
Net assets	$145,142,682	$114,149,081	$115,105,639	$135,479,704	$126,911,007
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.23%	0.67%	0.85%	0.83%	1.99%
Total return (c)	39.08-39.50%	14.50-14.85%	(0.71)-(0.41)%	24.32-24.69%	23.74-24.11%

Mid Cap Growth
Units	363,263	413,531	397,196	458,116	467,264
Unit value	$23.43	$18.19	$16.41	$17.57	$13.78
Deathclaim units	—	—	144	—	—
Deathclaim unit value	$20.27	$15.69	$14.11	$15.06	$11.78
Net assets	$8,512,779	$7,522,339	$6,521,763	$8,051,509	$6,440,753
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.34%	0.21%	0.33%	0.25%	0.02%
Total return (c)	28.83-29.21%	10.82-11.16%	(6.61)-(6.33)%	27.50-27.89%	49.07-49.52%

Partner Mid Cap Value
Units	110,390	96,276	103,629	134,452	132,123
Unit value	$19.49	$14.87	$12.73	$13.76	$11.17
Deathclaim units	—	—	138	—	—
Deathclaim unit value	$18.30	$13.92	$11.88	$12.81	$10.36
Net assets	$2,151,388	$1,431,335	$1,320,757	$1,850,092	$1,475,940
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.01%	0.81%	0.23%	0.85%	1.09%
Total return (c)	31.09-31.48%	16.79-17.15%	(7.49)-(7.22)%	23.18-23.55%	30.69-31.08%

Mid Cap Stock
Units	835,280	908,784	1,071,512	1,332,879	1,604,769
Unit value	$21.11	$15.77	$13.98	$15.10	$12.17
Deathclaim units	449	449	1,091	673	1,234
Deathclaim unit value	$17.70	$13.19	$11.65	$12.55	$10.09
Net assets	$17,637,859	$14,340,175	$14,987,446	$20,132,984	$19,548,153
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.37%	0.25%	0.05%	0.46%	0.57%
Total return (c)	33.81-34.22%	12.86-13.20%	(7.44)-(7.16)%	24.03-24.40%	37.37-37.78%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Mid Cap Index
Units	672,770	691,504	797,335	916,802	1,076,940
Unit value	$25.74	$19.61	$16.92	$17.52	$14.09
Deathclaim units	—	74	—	17	1,463
Deathclaim unit value	$19.44	$14.76	$12.70	$13.11	$10.51
Net assets	$17,316,216	$13,559,290	$13,487,472	$16,061,866	$15,188,754
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.89%	0.76%	0.81%	1.05%	1.93%
Total return (c)	31.27-31.67%	15.91-16.26%	(3.45)-(3.16)%	24.34-24.72%	35.00-35.40%

Partner Worldwide Allocation
Units	2,694,926	2,926,496	392,397	417,900	347,862
Unit value	$10.28	$8.95	$7.64	$8.80	$7.85
Deathclaim units	1,668	2,052	1,055	—	—
Deathclaim unit value	$10.45	$9.07	$7.72	$8.87	$7.89
Net assets	$27,714,279	$26,202,302	$3,004,365	$3,676,720	$2,731,960
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.03%	2.85%	1.96%	1.49%	2.02%
Total return (c)	14.87-15.21%	17.17-17.53%	(13.21)-(12.95)%	12.03-12.36%	30.03-30.42%

Partner All Cap
Units	219,668	250,357	281,085	343,799	384,209
Unit value	$16.28	$12.41	$10.95	$11.65	$10.14
Deathclaim units	—	—	142	—	—
Deathclaim unit value	$17.08	$12.98	$11.42	$12.11	$10.51
Net assets	$3,575,738	$3,106,057	$3,079,472	$4,004,938	$3,895,506
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.76%	0.45%	0.61%	0.72%	1.31%
Total return (c)	31.20-31.60%	13.30-13.65%	(6.00)-(5.72)%	14.89-15.24%	26.89-27.27%

Large Cap Growth
Units	867,600	985,782	1,069,621	1,308,837	1,554,104
Unit value	$17.92	$13.33	$11.32	$12.10	$11.07
Deathclaim units	206	206	714	308	484
Deathclaim unit value	$16.85	$12.49	$10.58	$11.28	$10.28
Net assets	$15,548,317	$13,139,620	$12,119,702	$15,845,621	$17,207,184
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.63%	1.15%	0.52%	0.56%	0.76%
Total return (c)	34.45-34.85%	17.69-18.04%	(6.45)-(6.17)%	9.35-9.68%	39.65-40.06%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Partner Growth Stock
Units	185,032	198,920	213,480	246,342	293,573
Unit value	$21.28	$15.52	$13.24	$13.61	$11.82
Deathclaim units	—	—	—	—	112
Deathclaim unit value	$18.93	$13.76	$11.71	$12.00	$10.39
Net assets	$3,937,005	$3,086,715	$2,827,046	$3,352,896	$3,470,388
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.03%	0.00%	0.00%	0.02%	0.31%
Total return (c)	37.12-37.53%	17.18-17.53%	(2.70)-(2.41)%	15.18-15.52%	41.39-41.82%

Large Cap Value
Units	812,338	853,410	1,003,840	1,203,569	1,414,411
Unit value	$22.53	$17.30	$14.90	$15.57	$14.00
Deathclaim units	233	388	814	1,545	465
Deathclaim unit value	$16.28	$12.47	$10.70	$11.15	$10.00
Net assets	$18,302,180	$14,771,213	$14,969,204	$18,756,889	$19,806,706
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.48%	1.72%	0.02%	1.30%	1.83%
Total return (c)	30.18-30.58%	16.10-16.45%	(4.28)-(4.00)%	11.21-11.55%	19.60-19.96%

Large Cap Stock
Units	2,138,621	2,325,738	2,705,223	3,214,873	3,848,329
Unit value	$12.61	$9.85	$8.69	$9.22	$8.42
Deathclaim units	849	849	1,564	3,235	1,836
Deathclaim unit value	$14.53	$11.32	$9.94	$10.52	$9.58
Net assets	$26,987,329	$22,929,225	$23,511,459	$29,662,368	$32,422,766
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.13%	1.02%	0.01%	0.71%	0.94%
Total return (c)	27.99-28.38%	13.46-13.81%	(5.76)-(5.48)%	9.45-9.77%	26.00-26.38%

Large Cap Index
Units	5,237,574	5,691,820	6,516,985	7,554,538	8,852,248
Unit value	$36.41	$27.97	$24.52	$24.41	$21.56
Deathclaim units	15,329	8,322	31,485	14,025	9,255
Deathclaim unit value	$16.51	$12.65	$11.05	$10.97	$9.66
Net assets	$190,952,333	$159,313,545	$160,117,887	$184,537,886	$190,939,093
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.66%	1.68%	1.66%	1.89%	3.10%
Total return (c)	30.17-30.56%	14.10-14.44%	0.45-0.75%	13.21-13.55%	24.63-25.01%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

High Yield
Units	541,681	558,722	477,532	546,012	621,702
Unit value	$21.77	$20.62	$17.95	$17.36	$15.35
Deathclaim units	—	—	187	—	—
Deathclaim unit value	$18.02	$17.01	$14.77	$14.24	$12.55
Net assets	$11,792,770	$11,521,117	$8,576,085	$9,480,250	$9,540,137
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	6.29%	7.07%	7.77%	8.20%	9.08%
Total return (c)	5.58-5.90%	14.86-15.20%	3.40-3.71%	13.15-13.49%	41.71-42.13%

Income
Units	678,970	842,947	818,502	937,176	986,679
Unit value	$16.24	$16.45	$15.01	$14.35	$13.02
Deathclaim units	—	—	186	—	—
Deathclaim unit value	$14.47	$14.62	$13.30	$12.67	$11.47
Net assets	$11,026,042	$13,870,283	$12,290,034	$13,446,330	$12,850,306
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	3.76%	3.81%	4.50%	5.03%	5.76%
Total return (c)	(1.31)-(1.01)%	9.61-9.94%	4.63-4.95%	10.17-10.50%	19.79-20.15%

Bond Index
Units	1,478,363	1,704,727	1,805,956	2,066,003	2,300,468
Unit value	$21.19	$22.00	$21.23	$19.86	$18.41
Deathclaim units	334	3,551	2,067	8,297	2,502
Deathclaim unit value	$13.34	$13.81	$13.29	$12.39	$11.45
Net assets	$31,341,371	$37,562,157	$38,370,484	$41,145,340	$42,389,896
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.95%	2.03%	2.83%	3.13%	3.99%
Total return (c)	(3.68)-(3.39)%	3.64-3.96%	6.87-7.19%	7.88-8.20%	7.13-7.45%

Limited Maturity Bond
Units	1,106,844	1,397,609	1,527,822	1,449,584	1,554,494
Unit value	$12.61	$12.71	$12.34	$12.39	$11.92
Deathclaim units	—	—	77	—	—
Deathclaim unit value	$12.00	$12.06	$11.67	$11.68	$11.20
Net assets	$13,961,095	$17,769,616	$18,856,796	$17,953,564	$18,521,737
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.51%	1.65%	2.22%	3.25%	4.13%
Total return (c)	(0.79)-(0.50)%	3.02-3.33%	(0.35)-(0.05)%	3.95-4.26%	12.62-12.96%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2013	2012	2011	2010	2009

Money Market
Units	9,157,194	9,671,405	12,746,417	14,751,205	23,238,433
Unit value	$1.04	$1.05	$1.07	$1.08	$1.09
Deathclaim units	6,459	483	—	36,175	—
Deathclaim unit value	$1.06	$1.07	$1.08	$1.09	$1.10
Net assets	$9,544,188	$10,200,034	$13,611,915	$15,989,748	$25,442,444
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.51%
Total return (c)	(1.24)-(0.95)%	(1.25)-(0.95)%	(1.24)-(0.94)%	(1.24)-(0.95)%	(0.82)-(0.52)%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

(7) SUBACCOUNT MERGERS

A Special Meeting of Contractholders of the Thrivent Partner All Cap Growth Portfolio, Thrivent Partner All Cap Value Portfolio and Thrivent Partner Socially Responsible Stock Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on August 2, 2013. The Contractholders of each Subaccount voted in favor of merging the Portfolios listed below into the Thrivent Large Cap Stock Portfolio effective August 16, 2013.

	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Partner All Cap Growth	→ Thrivent Large Cap Stock Portfolio
Merger 2	Thrivent Partner All Cap Value	→ Thrivent Large Cap Stock Portfolio
Merger 3	Thrivent Partner Socially Responsible Stock	→ Thrivent Large Cap Stock Portfolio

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of August 16, 2013	Shares as of August 16, 2013
Target Portfolio (Merger 1)	$676,689	60,760
Target Portfolio (Merger 2)	$341,983	34,070
Target Portfolio (Merger 3)	$466,746	35,011
Acquiring Portfolio	$24,342,753	2,276,236

After Acquisition	$25,828,171	2,406,077

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of August 16, 2013.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner All Cap Growth	$(85,577)	$(4,978)	$167,835
Thrivent Partner All Cap Value	$(49,026)	$3,748	$83,606
Thrivent Partner Socially Responsible Stock Portfolio	$(81,145)	$(1,672)	$135,912

Assuming the acquisition had been completed on January 1, 2013 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2013, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock Portfolio	$5,218,394	$(31,237)	$1,070,529

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 16, 2013.

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Large Cap Stock Portfolio	$3,056,836	$(71,749)	$204,621

A Special Meeting of Contractholders of the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio, each of which is a separate series of Thrivent Series Fund, Inc.

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

(“the Fund”), was held on July 13, 2012, and the Contractholders of each voted in favor of merging the Portfolios listed below effective July 27, 2012.

	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Partner International Stock Portfolio	→ Thrivent Partner Worldwide Allocation Portfolio
Merger 2	Thrivent Mid Cap Growth Portfolio II	→ Thrivent Mid Cap Growth Portfolio
Merger 3	Thrivent Large Cap Growth Portfolio II	→ Thrivent Large Cap Growth Portfolio
Merger 4	Thrivent Partner Socially Responsible Bond Portfolio	→ Thrivent Income Portfolio
Merger 5	Thrivent Partner Utilities Portfolio	→ Thrivent Diversified Income Plus Portfolio

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	$2,947,833	$6,394,590	$12,284,920	$13,860,724	$15,934,216
Target Portfolio	$21,818,695	$1,229,230	$387,800	$558,682	$1,004,472
After Acquisition	$24,766,528	$7,623,820	$12,672,720	$14,419,406	$16,938,688

	Shares as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	382,696	349,332	693,824	1,304,526	2,307,969
Target Portfolio	2,447,414	152,400	84,795	52,081	110,390
After Acquisition	2,830,110	501,732	778,619	1,356,607	2,418,359

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 26, 2012.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner International Stock Portfolio	$5,107,414	$913,025	$(5,253,323)
Thrivent Mid Cap Growth Portfolio II	$(87,964)	$(9,315)	$179,216
Thrivent Large Cap Growth Portfolio II	$135,582	$5,129	$(102,820)
Thrivent Partner Socially Responsible Bond Portfolio	$(7,790)	$2,235	$26,813
Thrivent Partner Utilities Portfolio	$(70,663)	$16,453	$133,705

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGERS - continued

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$7,647,961	$1,118,358	$(5,042,591)
Thrivent Mid Cap Growth Portfolio	$476,815	$(83,978)	$418,190
Thrivent Large Cap Growth Portfolio	$1,714,218	$(8,228)	$428,685
Thrivent Income Portfolio	$656,777	$337,498	$221,381
Thrivent Diversified Income Plus Portfolio	$1,463,437	$386,978	$179,497

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 27, 2012.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

PART A: None

PART B: Financial Statements of Depositor. (*)

        Financial Statements of Thrivent Variable Annuity Account A. (*)

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account A (“Registrant”)	Post-Effective Amendment No. 3 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 18, 1997
2	Not Applicable
3(a)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 20, 2006
(b)	Form of Distribution Agreement with Registered Representative	Post-Effective Amendment No. 19 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 18, 2011
4(a)	Contract

Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 38-82054, filed on February 26, 2001

Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 26, 2002

(b)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(c)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(e)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
5	Contract Application Form	Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 26, 2002
6	Articles of Incorporation and Bylaws	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
7	Not Applicable
8	Participation Agreement between Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
10	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP	Filed herewith
11	Not Applicable
12	Not Applicable

13 (a)	Power of Attorney forms for: F. Mark Kuhlmann, Frank H. Moeller, Alice M. Richter, James H. Scott, Allan R. Spies, Adrian M. Tocklin	Post-Effective Amendment No. 16 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 22, 2008
(b)	Power of Attorney forms for Frederick G. Kraegel	Post-Effective Amendment No. 17 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 20, 2009
(c)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Post-Effective Amendment No. 20 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 23, 2012
(e)	Power of Attorney form for Kenneth A. Carow	Post-Effective Amendment No. 21 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 23, 2013
(f)	Power of Attorney for N. Cornell Boggs, III	Filed herewith
14	Description of Offers to Exchange Variable Annuity Contracts	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010

(*) Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
N. Cornell Boggs, III Dow Corning Corporation 2200 W. Salzburg Road Midland, MI 48686	Director
Kenneth A. Carow Kelley School of Business BS 3024F 801 W. Michigan Street Indianapolis, Indiana 46142	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 55312-3299	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Frank H. Moeller Enovate Enterprises 8701 North Mopac Expressway, Suite 105 Austin, Texas 78759	Chair of the Board of Directors
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director
Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director

James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19524	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Pamela J. Moret	Senior Vice President, brightpeak financial
Knut A. Olson 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Mission Advancement
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resources Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President, Member Services and Chief Marketing Officer
Terry W. Timm 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Shared Services & Administration
James M. Odland	Vice President and Chief Compliance Officer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity Fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VII, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VII Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund VII Fund of Funds, L.P.[3]	Private equity fund	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[4]	Managing Member	Delaware

[1]	Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Financial Holdings, Inc. and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Financial Holdings, Inc. and TLIC own respectively 80% and 20% of TAM’s membership interests.
[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I

2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 27.	Number of Contract Owners

As of March 31, 2014, there were 25,600 qualified and 15,289 non-qualified contract owners.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management.   The directors and officers of Thrivent Investment Management Inc. are listed out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President
James A. Thomsen	Director and Senior Vice President
Randall L. Boushek	Director
Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President

Michael J. Fuehrmeyer 4321 North Ballard Road Appleton, WI 54919	Vice President
Michael J. Haglin	Vice President
Susan C. Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration
Nikki L. Sorum	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President
Carolyn A. Tuohy	Chief Legal Officer and Secretary
Andrea C. Golis	Chief Compliance Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director, Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance, CFO and Treasurer
Cynthia J. Nigbur	Assistant Secretary
Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Director, Service Operations

(c)	Compensation from Registrant. Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-82054, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets of the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 24th day of April, 2014.

THRIVENT VARIABLE ANNUITY ACCOUNT A
(Registrant)

By:	THRIVENT FINANCIAL FOR LUTHERANS
(Depositor)

By	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacities indicated on the 24th day of April, 2014.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President, Chief Financial Officer and Treasurer
Randall L. Boushek	(Principal Financial Officer)

A Majority of the Board of Directors:*

N. Cornell Boggs III

Kenneth A. Carow

Kirk D. Farney

Bradford L. Hewitt

Mark A. Jeske

Frederick G. Kraegel

F. Mark Kuhlmann

Frank H. Moeller

Bonnie E. Raquet

Alice M. Richter

James H. Scott

Allan R. Spies

Adrian M. Tocklin

*James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 24, 2014
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT A

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 (b) of Part C for exhibits not listed below.

EXHIBIT NO.

EX 99.24(b)9	Opinion and Consent of Counsel
EX 99.24(b)10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
EX 99.24(b)13(f)	Power of Attorney form – N. Cornell Boggs, III